[CHASE LOGO]

                                  ANNUAL REPORT

                                AUGUST 31, 2000

                          VISTA CAPITAL ADVANTAGE(SM)

                       MUTUAL FUND VARIABLE ANNUITY TRUST

                   Vista Fund Distributors, Inc., distributor
    This report must be accompanied or preceeded by a current prospectus for
                            Vista Capital Advantage

           [VISTA
       CAPITAL ADVANTAGE
MANAGED BY CHASE MANHATTAN LOGO]


October 2, 2000

Dear Vista Capital Advantage Contract Owner:

Enclosed is the August 31, 2000 Annual Report of the Mutual Fund Variable Annuity Trust, whose portfolios serve as the underlying investments for the Vista Capital Advantage variable annuity.

The tables below show the one year, five years (if applicable) and since inception results, after the deduction of all insurance and withdrawal fees, of the accounts in the Vista Capital Advantage at August 31, 2000. The insurance fees include mortality and expense risk charges, surrender charges and the annual contract administration charge. The surrender charges reflect the sales charges that would have been assessed against the contract value had the contract been surrendered.1

The first chart applies to all Vista Capital Advantage investors outside of New York state, whose policy is issued by Anchor National Life Insurance Company. The second chart applies to Vista Capital Advantage investors within New York state, whose policy is issued by First SunAmerica Life Insurance Company.

             Anchor National Life Insurance Company Policy Holders
                  Average Annual Total Return as of 8/31/002

-----------------------------------------------------------------------------
                                             1            5           Since
Portfolio (Contract Inception Date)        Year          Year       Inception
-----------------------------------------------------------------------------
  Growth and Income (3/13/95)               2.79%        12.72%       14.45%
  Capital Growth (3/13/95)                 20.24%        14.22%       16.56%
  International Equity (3/13/95)           12.86%         8.22%        9.34%
  Asset Allocation (3/13/95)                1.71%         8.55%        9.73%
  U.S. Government Income (7/13/95)          0.24%         3.40%        3.32%
  Money Market (6/2/95)                    -2.06%         2.89%        3.05%
   7-day yield as of 8/31/00; 4.45%
-----------------------------------------------------------------------------

       First SunAmerica Life Insurance Company Policy Holders (New York)
                  Average Annual Total Return as of 8/31/002

-----------------------------------------------------------------------------
                                             1                        Since
Portfolio (Contract Inception Date)        Year                     Inception
-----------------------------------------------------------------------------
  Growth and Income (12/6/95)               2.79%                     12.26%
  Capital Growth (12/6/95)                 20.20%                     14.22%
  International Equity (12/22/95)          12.81%                      8.53%
  Asset Allocation (12/22/95)               1.70%                      8.26%
  U.S. Government Income (12/22/95)         0.25%                      2.91%
  Money Market (12/22/95)                  -1.98%                      2.99%
   7-day yield as of 8/31/00; 4.53%
-----------------------------------------------------------------------------

Your Vista Capital Advantage variable annuity represents a unique combination of professional money management and tax advantages. It is designed to help contribute to your plans for a financially secure future. If you have any questions, please call your investment representative or 1-800-90-VISTA.

Sincerely,

/s/ Fergus Reid
---------------

Fergus Reid
Chairman
-------------
(1) The Surrender Charge schedule for each year in states other than NY is as follows: 6%, 6%, 5%, 4%, 3%, 2%, 0%. In NY the Surrender Charge schedule for each year is: 6%, 6%, 5%, 4%, 3%, 2%, 1%, 0%. A 10% Federal tax penalty may apply to withdrawals before age 591/2.
(2) Past performance is no guarantee of future results. An investor's return and principal value will fluctuate. An investor's units, when redeemed, may be worth more or less than their original investment. This material is authorized for public distribution only when accompanied or preceded by a prospectus for Vista Capital Advantage.
(3) Fund shares are not insured or guaranteed by the FDIC or any other government agency. There can be no guarantee that the Fund will maintain a stable net asset value of $1.00.

The Vista Capital Advantage (VCA) is distributed by Vista Fund Distributors, Inc., which is unaffiliated with The Chase Manhattan Bank, Anchor National Life Insurance Company or First SunAmerica Life Insurance Company. Chase Manhattan is the portfolio advisor, administrator and custodian of the underlying investment options of the variable annuity. VCA is issued by Anchor National Life Insurance Company and in New York by First SunAmerica Life Insurance Company.

--------------------------------------------------------------------------------
Investments in Vista Capital Advantage are not deposits, or guaranteed or endorsed by, Chase, and are not insured by the FDIC, Federal Reserve Board or any other government agency. Investments in Vista Capital Advantage, including the underlying variable investment options, involve risk, including the possible loss of principal.
--------------------------------------------------------------------------------

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

       Table of Contents

  4    Letter from the Chairman


       Performance & Commentary

  5    Growth and Income

  6    Capital Growth

  7    International Equity

  8    Asset Allocation

  9    U.S. Government Income

 10    Money Market


       Portfolio of Investments

 11    Growth and Income

 13    Capital Growth

 15    International Equity

 18    Asset Allocation

 21    U.S. Government Income

 21    Money Market


       Mutual Fund Variable Annuity Trust

 23    Statement of Assets & Liabilities

 24    Statement of Operations

 25    Statement of Changes in Net Assets

 26    Financial Highlights


 28    Notes to Financial Statements

--------------------------------------------------------------------------------
 INVESTMENTS IN VISTA CAPITAL ADVANTAGE ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, AND ARE NOT INSURED BY THE FDIC,
 FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN VISTA CAPITAL ADVANTAGE, INCLUDING THE UNDERLYING VARIABLE INVESTMENT OPTIONS, INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------
page 4     Letter from the Chairman

                                                                 October 2, 2000


Dear Vista Capital Advantage Investor:

We are pleased to present this annual report on the six portfolios underlying the Vista Capital Advantage Variable Annuity for the year ended August 31, 2000. This report summarizes each portfolio's performance in light of events in the financial markets and the economy.


Seven Month Period of Extreme Divergence Favors "New Economy" Sectors

For the first half of the reporting period and into March 2000, the story in world equity markets was the growing divergence in performance between stocks in the telecommunications, technology and Internet-related sectors and those of traditional "old economy" companies. Like all divergences, this one began on a logical foundation, one that saw the global economy as being in the midst of a period of profound change that would disproportionately benefit companies tied to the technology and communications revolution.

After reaching its high on March 10, 2000, the technology-laden Nasdaq fell sharply in April. In a nerve-wracking month for investors, there were several days when heavy selling sent the Nasdaq down dramatically and investors braced themselves for the worst. The best that can be said is that the worst-case scenarios did not materialize, despite the fact that the Nasdaq was down more than one-third from its 2000 high on April 17. It should be noted that, following the spring volatility, world equity markets remained highly correlated to the Nasdaq.


Focus on the U.S. Economy Grows as Fed Works to Create Soft Landing

After the extreme volatility of April and May, global equity markets recovered some of their losses in June amid a general feeling that many of the previous excesses had been worked out. With more reasonable valuations to work with--and signs that the U.S. economy may be headed for another soft landing--investors began to feel a bit more comfortable looking ahead. After a bumpy July, markets again rallied in August as evidence mounted that a "soft landing" had been achieved through the Federal Reserve Board's six rate hikes, with technology stocks at least temporarily re-assuming their position of leadership.

Among other major events in world financial markets was the U.S. Treasury's February announcement and subsequent implementation of a plan to use the proceeds of the U.S. budget surplus to buy back long-term Treasury bonds. This created significant dislocation in fixed-income markets in the U.S. and, to a lesser degree, globally as investors scrambled to buy longer-dated Treasuries and caused the U.S. yield curve to invert.

In foreign exchange markets, investors and central bankers alike were focused on the continuing weakness of the Euro, which had fallen to an all-time low of
88.37 cents to the U.S. Dollar at the end of August, down from a value of $1.18 when it was introduced on January 1, 1999. As the period ended, there were concerns of the effect the weaker Euro would have on earnings of U.S. corporations who do business in Europe and, therefore, must convert their earnings back to more expensive dollars.

It was against this volatile backdrop that your portfolio management team once again delivered positive returns. On behalf of them and everyone at Chase, we thank you for your continued investment and look forward to serving your investment needs for many years to come.


Sincerely,


/s/ Fergus Reid
---------------


Fergus Reid
Chairman

                                         Growth and Income Portfolio      page 5
                                                         (unaudited)

The Growth and Income Portfolio seeks to provide long-term capital appreciation and dividend income primarily through diversified holdings of common stocks.


Performance

The Growth and Income Portfolio had a total return of 10.44% for the year ended August 31, 2000. This compares to the 16.31% return from the S&P 500 Index.


Strategy

The Portfolio employs a large-cap value strategy that seeks to outperform its benchmark through outstanding stock selection. In the first half of the reporting year, the Portfolio suffered a bit as its value orientation lagged in a market that seemed to place no limit on the valuation of growth stocks.

However, within the technology sector, holdings did quite well. Of specific benefit were the Portfolio's positions in semiconductor companies that benefited from the demand for chips created by the combination of rapid growth in the Internet, mobile communications and new consumer electronics products, such as digital cameras.

After starting the reporting year slowly, the Portfolio's financial and pharmaceutical stocks picked up nicely after the Nasdaq peaked on March 10, 2000. Overall, the Portfolio's value orientation came into favor after the slide in technology and communications services stocks accelerated in March and April. Among the larger holdings having a positive impact on returns in the latter part of the reporting year were pharmaceutical companies Pharmacia Corp., Pfizer, Abbott Laboratories and American Home Products. In other value-oriented sectors that performed well, such as utilities and energy, the Portfolio was well represented and had excellent stock selection.


Outlook

The U.S. stock market appears to have regained its focus on fundamental issues after a prolonged period of favoring high-growth technology and related stocks at the expense of virtually every other sector. With the market unsure as to the extent of the economic slowdown, the coming corporate earnings season will be an important driver of performance through the end of 2000. And, moving into the U.S. corporate earnings season, our view is that results will show larger-than-normal divergences within sectors and industries, leading us to believe that we're in a stock-pickers market with plenty of opportunity for outperformance. In our view, the policy of searching out growth at a reasonable price is likely to continue to provide a firm foundation for the Portfolio in the months ahead.

Life of Portfolio Performance

A $10,000 tax-deferred investment in the Growth and Income Portfolio at NAV (Net Asset Value) would have grown to $22,893 from inception on 3/1/95 through 8/31/00.*

Investment Results
--------------------------------------------------------------------------------
                      Average Annual Return as of 8/31/00

 1 year                                                                  10.44%
 5 year                                                                  14.80%
 Since Inception (3/1/95)                                                16.25%
--------------------------------------------------------------------------------


[LINE CHART PLOT POINTS]

  Growth and
Income Portfolio           S&P 500
     10000                 10000
     11480                 11678.6
     13344                 13861.9
     18084.9               19491.5
     17098.7               21071.9
     20728.4               29457.4
     22893                 34262

[END PLOT POINTS]

Source for Index returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Standard & Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks and assumes reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 591/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

page 6    Capital Growth Portfolio
          (unaudited)

The Capital Growth Portfolio seeks to provide long-term capital growth primarily through diversified holdings of common stocks.


Performance

The Capital Growth Portfolio had a total return of 27.92% for the year ended August 31, 2000. This compares to the 25.03% return for the Russell 2000 Index.


Strategy

The Portfolio's excellent performance during the reporting year was the result of outstanding stock selection and a shift in investor sentiment towards mid-cap stocks. During the first half of the reporting year, the Portfolio did particularly well with its holdings in technology and other sectors that outperformed the broader market. Performance was also boosted during this portion of the reporting year by management's decision to reduce exposure to value-oriented sectors, most notably among basic materials and capital goods.

As a mid-cap portfolio that's a blend of growth and value styles, the Portfolio has benefited from the fact that mid-caps have outperformed both large and small caps to date in 2000 (through August 31). Early in 2000, semiconductor companies were key to performance as the combination of rapid growth in the Internet, mobile communications and new consumer electronics products drove demand for chips.

The Portfolio's energy holdings also performed well as investors refocused on the sector in light of attractive valuations and higher energy prices. Energy exploration and production stocks have risen with oil and gas prices, and a tight balance between supply and demand indicates that the sector may have more room to run.


Outlook

The U.S. stock market appears to have regained its focus on fundamental issues after a prolonged period of favoring high-growth technology and related stocks at the expense of virtually every other sector. With the market unsure as to the extent of the economic slowdown, the coming corporate earnings season will be an important driver of performance through the end of 2000. And, moving into the U.S. corporate earnings season, our view is that results will show larger-than-normal divergences within sectors and industries, leading us to believe that we're in a stock-pickers market with plenty of opportunity for outperformance.

Although mid-caps have outperformed in 2000, there are plenty of stocks with attractive valuations. Following the addition of a number of technology stocks to the large-cap S&P 500 Index, the S&P MidCap 400 has seen a marked reduction in volatility, and this should serve investors well in an uncertain market.


Life of Portfolio Performance

A $10,000 tax-deferred investment in the Capital Growth Portfolio at NAV (Net Asset Value) would have grown to $25,316 from inception on 3/1/95 through 8/31/00.*

Investment Results

--------------------------------------------------------------------------------
                      Average Annual Return as of 8/31/00

 1 year                                                                  27.92%
 5 year                                                                  16.30%
 Since Inception (3/1/95)                                                18.39%
--------------------------------------------------------------------------------

[LINE CHART PLOT POINTS]

Capital Growth
   Portfolio         Russell 2000
    10000               10000
    11900               12010
    14240.1             13316.2
    18123.4             17173.1
    15154               13839.8
    19789.6             17766.4
    25316               22213

[END PLOT POINTS]

Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Russell 2000 Index is unmanaged and tracks the shares of 2000 small-capitalization companies. Figures include the reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 591/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

                                        International Equity Portfolio    page 7
                                                           (unaudited)

The International Equity Portfolio seeks to provide a total return on assets from long-term growth of capital and from income principally through diversified holdings of the stocks of established foreign companies outside the United States.


Performance

The International Equity Portfolio had a total return of 20.58% in the year ended August 31, 2000. This compares to the 9.83% return from the MSCI EAFE Index.


Strategy

In the first half of the reporting year, the management team took an overweight position in the technology, media and telecommunications (TMT) sectors. This proved to be highly beneficial to performance, as these sectors were winners all across the world. Within Europe, the Fund's outstanding stock selection included a combination of well-known industry leaders, as well as many smaller, lesser-known "new economy" names.

As valuations became extreme in some of its favored holdings, the management team chose to pare back a bit, reducing its TMT overweight and shifting some assets from the Pacific Rim to Latin America. Additionally, the Fund's slight emphasis on Europe was reduced, leading to a neutral regional and sector weighting in the second half of the reporting year.


Outlook

Looking ahead, uncertainty continues to cloud the short-term outlook in Europe. We expect further rate rises throughout the year in order to counter the threat of inflation, but are concerned about the growing signs of peaking economic performance. Longer term, our outlook for European equities is better, due to ongoing corporate and economic restructuring. In the United Kingdom, the outlook for the stock market is sound, as interest rates appear close to a peak in spite of the fact that the domestic economy is quite healthy. In our view, U.K. valuations remain attractive both on an absolute basis and relative to those in other regions.

In Japan, we are greatly encouraged by the recent wave of upward earnings revisions and look forward to a firm first-half results season. However, the flow of funds equation remains complex, with accelerated sales of cross-shareholdings being the major negative factor. Additionally, the market remains sensitive to global issues such as Nasdaq performance and the rising price of oil.

In Southeast Asia, our view is that the larger markets in the region all have positive themes to support them over the coming months. In Latin America, Brazil and Mexico enjoy improving macroeconomic fundamentals, including low inflation and better government finances. With uncertainty over U.S. interest rates having eased, the attractiveness of these two largest markets has risen.

Life of Portfolio Performance

A $10,000 tax-deferred investment in the International Equity Portfolio at NAV (Net Asset Value) would have grown to $17,758 from inception on 3/1/95 through 8/31/00.*

Investment Results

--------------------------------------------------------------------------------
                      Average Annual Return as of 8/31/00

 1 year                                                                  20.58%
 5 year                                                                  10.27%
 Since inception (3/1/95)                                                11.00%
--------------------------------------------------------------------------------

[LINE CHART PLOT POINTS]

   International
 Equity Portfolio    MSCI EAFE
      10000           10000
      10890           10950.3
      11153.3         11845.5
      12075.9         12953
      11779.3         12970.2
      14727.8         16346.6
      17758           17953

[END PLOT POINTS]


Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected.
There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The MSCI EAFE Index is unmanaged, is a replica (or model) of the performance of the European, Australian and Far Eastern equity markets, and assumes the reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 591/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

page 8    Asset Allocation Portfolio
          (unaudited)

The Asset Allocation Portfolio seeks to provide maximum return through a combination of long-term capital growth and current income by investing in common stocks, convertible securities and government and corporate fixed-income obligations.


Performance

The Asset Allocation Portfolio had a total return of 9.31% for the year ended August 31, 2000. This compares to the 13.74% return for the blended 60% S&P 500/40% Lehman Government Bond Index.


Strategy

In the first half of the reporting year, the Portfolio's fixed-income securities continued to come under pressure as a result of a rising interest-rate environment in the United States. However, the management team did relieve some of this pressure by maintaining a lower-than-average duration (a measure of interest rate sensitivity) for much of early 2000. Within the equity portion of the Portfolio, exposure to small- and mid-cap stocks contributed favorably to performance as many secondary issues that had previously underperformed their large-cap counterparts generated strong investment results.

Volatility was the theme in the second half of the reporting year, as technology stocks lost many of the gains previously recorded. Fortunately, the Portfolio was well diversified and had holdings that performed well in many sectors. The Fund's fixed income securities turned in a positive performance.


Outlook

The U.S. stock market appears to have regained its focus on fundamental issues after a prolonged period of favoring high-growth technology and related stocks at the expense of virtually every other sector. With the market unsure as to the extent of the economic slowdown, the coming corporate earnings season will be an important driver of performance through the end of 2000. And, moving into the U.S. corporate earnings season, our view is that results will show larger-than-normal divergences within sectors and industries, leading us to believe that we're in the type of stock-pickers market with plenty of opportunity for outperformance.

With the Fed firmly ensconced on the sidelines, our view is that the fixed-income markets will twist and bend mainly with the economic and inflationary breezes, although supply conditions, the upcoming elections, international events, crude oil prices and technical factors will all certainly play a role as well. But a range-bound bond market does not necessarily imply inaction, as market participants will be kept rather busy sifting through the data for clues relating to the extent, timing and sustainability of the economy's more moderate growth path.

Life of Portfolio Performance

A $10,000 tax-deferred investment in the Asset Allocation Portfolio at NAV (Net Asset Value) would have grown to $18,349 from inception on 3/1/95 through 8/31/00.*

Investment Results

--------------------------------------------------------------------------------
                      Average Annual Return as of 8/31/00

 1 year                                                                   9.31%
 5 year                                                                  10.70%
 Since Inception (3/1/95)                                                11.67%
--------------------------------------------------------------------------------


[LINE CHART PLOT POINTS]

Asset Allocation     60% S&P 500/40%
Portfolio            Lehman Gov't Bond
    10000                 10000
    11040                 11311
    12242.8               12731.6
    15010.4               16225
    15004.3               17911.5
    16786.9               21968.9
    18349                 24987

[END PLOT POINTS]


Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Standard & Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks and assumes reinvestment of all dividends.

The unmanaged Lehman Government Bond Index includes the Treasury Bond Index and the Agency Bond Index. Maturities range from 1 to 20 years. An individual cannot invest in an index.

Withdrawals prior to age 591/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

                                      U.S. Government Income Portfolio    page 9
                                                           (unaudited)

The U.S. Government Income Portfolio seeks to provide monthly dividends as well as to preserve principal.


Performance

The U.S. Government Income Portfolio had a total return of 7.80% for the year ended August 31, 2000. This compares to the 6.21% return from the Lehman Intermediate U.S. Government Bond Index.


Strategy

Early in the reporting period, the Portfolio turned in strong relative performance as a result of several factors. First, in a rising rate environment, the management team allowed the Portfolio's duration (and hence its sensitivity to changes in interest rates) to further shorten below that of its peer group before making a strategic reduction in December. Next, the Portfolio's exposure to mortgage-backed securities was increased to 50% and these holdings outperformed significantly in late 1999 as new mortgage issuance fell. Finally, the Portfolio ended 1999 with an emphasis on 20-year maturities in the Treasury sector, which was positive as this part of the yield curve outperformed 30-year issues.

In the January through April 2000 period, technical factors-- especially the U.S. Treasury's program to buy back longer-dated securities--overwhelmed fundamentals and caused fairly severe dislocation in the fixed income markets. However, the Portfolio benefited during early 2000 from its longer-than-benchmark duration as yields on longer-dated securities fell in response to the Treasury buyback program.

In the latter part of the reporting year, the management team kept the Portfolio's duration relatively neutral and adjusted its yield curve strategy to neutral. With specific regard to the yield curve, the Portfolio had benefited from a barbell strategy when the yield curve inverted but this was adjusted given the expectation that the curve would correct back to a more normal slope. The management team maintained the Portfolio's exposure to mortgage and agency securities due to historically high spreads despite the anticipation of short-term volatility. This proved beneficial towards the end of the reporting period as spreads began to narrow.


Outlook

With the Fed firmly ensconced on the sidelines, our view is that the fixed-income markets will twist and bend mainly with the economic and inflationary breezes, although supply conditions, the upcoming elections, international events, crude oil prices and technical factors will all certainly play a role as well. But a range-bound bond market does not necessarily imply inaction, as market participants will be kept rather busy sifting through the data for clues relating to the extent, timing and sustainability of the economy's more moderate growth path.

Life of Portfolio Performance

A $10,000 tax-deferred investment in the U.S. Government Income Portfolio at NAV (Net Asset Value) would have grown to $14,043 from inception on 3/1/95 through 8/31/00.*

Investment Results
--------------------------------------------------------------------------------
                      Average Annual Return as of 8/31/00

 1 year                                                                   7.80%
 5 year                                                                   5.61%
 Since Inception (3/1/95)                                                 6.37%
--------------------------------------------------------------------------------


[LINE CHART PLOT POINTS]

 US Government          Lehman Intermediate
Income Portfolio           US Gov't Bond
    10000                      10000
    10689.7                    10616.9
    10970                      11090.3
    11859.3                    11982.8
    13178.1                    13093.1
    13026.3                    13388.8
    14043                      14218

[END PLOT POINTS]


Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95 and shows changes in Net Asset Value, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The unmanaged Lehman Intermediate U.S. Government Bond Index includes bonds with 1 to 10 year maturities and assumes the reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 591/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

page 10    Money Market Portfolio
           (unaudited)

The Money Market Portfolio seeks to provide maximum current income consistent with preservation of capital and maintenance of liquidity.


Performance

The Money Market Portfolio's 7-day current yield (with waivers) as of August 31, 2000 was 6.03%.


Strategy

The Portfolio continued to provide its investors with an attractive yield. For most of the year, yields on money market securities moved higher along with the Fed's decision to continue raising interest rates to cool the economy's blistering pace, which was evidenced by strong consumer confidence data and the lowest unemployment data in a generation.

Management maintained a shorter-than-average average-weighted duration during the rising rate environment, a strategy that helped performance when rates continued to edge higher. Towards the end of the reporting period, the Fed eased on tightening its monetary policy, which resulted in stabilizing yields of money market securities.

Outlook

Going forward, we maintain a favorable outlook for the Money Market Portfolio. We anticipate the economy to continue its more-muted pace, and given this backdrop, investors should continue to favor high-quality liquid instruments, such as those included within the Portfolio. Should interest rates resume their upward movement, however, we intend to use any significant increase as an opportunity to extend our average duration.


Portfolio shares are not insured or guaranteed by the FDIC or any other government agency. Although Fund shares strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Withdrawals prior to age 591/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

                                          Growth and Income Portfolio    page 11
                             Portfolio of Investments August 31, 2000


    Shares                           Issuer                            Value
    ------                           ------                            -----
               LONG-TERM INVESTMENTS--98.5%
               COMMON STOCK--98.5%
               AEROSPACE--0.9%
      2,700    BOEING CO. .......................................  $   144,788
                                                                   -----------
               AUTOMOTIVE--2.6%
     11,237    FORD MOTOR CO. ...................................      271,795
      2,000    GENERAL MOTORS CORP. .............................      144,375
                                                                   -----------
                                                                       416,170
                                                                   -----------
               BANKING--5.8%
      1,700    BANK OF AMERICA CORP. ............................       91,056
      7,199    BANK OF NEW YORK CO., INC. .......................      377,498
      2,927    FIRSTAR CORP. ....................................       69,882
      9,500    WELLS FARGO CO. ..................................      410,281
                                                                   -----------
                                                                       948,717
                                                                   -----------
               CHEMICALS--2.2%
      3,600    DOW CHEMICAL CO. .................................       94,275
      6,000    E.I. DUPONT DE NEMOURS CO. .......................      269,250
                                                                   -----------
                                                                       363,525
                                                                   -----------
               COMPUTER SOFTWARE--0.3%
      1,300    COMPUTER ASSOCIATES INTERNATIONAL, INC. ..........       41,275
                                                                   -----------
               COMPUTERS/COMPUTER HARDWARE--1.4%
      1,000    HEWLETT-PACKARD CO. ..............................      120,750
        800    INTERNATIONAL BUSINESS MACHINES CORP. ............      105,600
                                                                   -----------
                                                                       226,350
                                                                   -----------
               CONSUMER PRODUCTS--0.6%
      3,100    PHILIP MORRIS COMPANIES, INC. ....................       91,838
                                                                   -----------
               DIVERSIFIED--3.1%
      5,600    GENERAL ELECTRIC CO. .............................      328,650
      3,000    TYCO INTERNATIONAL LTD (BERMUDA) .................      171,000
                                                                   -----------
                                                                       499,650
                                                                   -----------
               FINANCIAL SERVICES--20.4%
      8,700    AMERICAN EXPRESS CO. .............................      514,388
     16,667    CITIGROUP, INC. ..................................      972,935
      2,200    FANNIE MAE .......................................      118,250
        700    FREDDIE MAC ......................................       29,488
      1,900    J.P. MORGAN & CO. ................................      317,656
      3,700    MERRILL LYNCH & CO., INC. ........................      536,500
      7,500    MORGAN STANLEY DEAN WITTER & CO. .................      806,718
        300    STATE STREET CORP. ...............................       35,325
                                                                   -----------
                                                                     3,331,260
                                                                   -----------
               FOOD/BEVERAGE PRODUCTS--2.3%
      1,600    ANHEUSER-BUSCH COMPANIES, INC. ...................      126,100
      3,700    PEPSICO, INC. ....................................      157,712
      2,300    SYSCO CORP. ......................................       97,319
                                                                   -----------
                                                                       381,131
                                                                   -----------

    Shares                           Issuer                            Value
    ------                           ------                            -----
               INSURANCE--6.9%
     10,200    AMERICAN INTERNATIONAL GROUP, INC. ...............  $   909,075
      1,800    MARSH & MCLENNAN COMPANIES .......................      213,750
                                                                   -----------
                                                                     1,122,825
                                                                   -----------
               MACHINERY & ENGINEERING EQUIPMENT--0.8%
      2,500    DOVER CORP. ......................................      122,188
                                                                   -----------
               MANUFACTURING--0.6%
      2,500    HONEYWELL INTERNATIONAL, INC. ....................       96,406
                                                                   -----------
               METALS/MINING--0.7%
      3,200    ALCOA, INC. ......................................      106,400
                                                                   -----------
               MULTI-MEDIA--4.7%
      7,100    THE WALT DISNEY CO. ..............................      276,456
      7,184    VIACOM, INC., CLASS B* ...........................      483,573
                                                                   -----------
                                                                       760,029
                                                                   -----------
               OIL & GAS--12.2%
      1,640    BP AMOCO PLC, ADR (UNITED KINGDOM) ...............       90,610
      4,200    CHEVRON CORP. ....................................      354,900
      8,908    EXXON MOBIL CORP. ................................      727,115
      3,500    HALLIBURTON CO. ..................................      185,500
      7,400    ROYAL DUTCH PETROLEUM CO., N.Y. REGISTERED
               SHARES (NETHERLANDS) .............................      452,787
      2,200    SCHLUMBERGER LTD .................................      187,688
                                                                   -----------
                                                                     1,998,600
                                                                   -----------
               PAPER/FOREST PRODUCTS--1.7%
      3,277    INTERNATIONAL PAPER CO. ..........................      104,454
      2,200    WEYERHAEUSER CO. .................................      101,888
      2,300    WILLAMETTE INDUSTRIES ............................       70,150
                                                                   -----------
                                                                       276,492
                                                                   -----------
               PHARMACEUTICALS--6.9%
      6,000    ABBOTT LABORATORIES ..............................      262,500
      4,000    AMERICAN HOME PRODUCTS CORP. .....................      216,750
      1,500    ELI LILLY & CO. ..................................      109,500
      2,400    PFIZER, INC. .....................................      103,800
      7,184    PHARMACIA CORP. ..................................      420,713
                                                                   -----------
                                                                     1,113,263
                                                                   -----------
               RESTAURANTS/FOOD SERVICES--0.7%
      3,600    MCDONALD'S CORP. .................................      107,550
                                                                   -----------
               RETAILING--1.0%
        300    KOHLS CORP.* .....................................       16,800
      6,000    TARGET CORP. .....................................      139,500
                                                                   -----------
                                                                       156,300
                                                                   -----------
               SEMI-CONDUCTORS--6.1%
      4,000    ALTERA CORP.* ....................................      259,250
      2,300    APPLIED MATERIALS, INC.* .........................      198,518
      2,600    INTEL CORP. ......................................      194,675
      5,000    TEXAS INSTRUMENTS, INC. ..........................      334,688
                                                                   -----------
                                                                       987,131
                                                                   -----------

                                See notes to financial statements.

page 12    Growth and Income Portfolio (continued)
           Portfolio of Investments August 31, 2000


     Shares                          Issuer                           Value
     ------                          ------                           -----
                TELECOMMUNICATIONS--8.9%
       4,977    AT&T CORP. .....................................  $   156,776
       7,700    BELLSOUTH CORP. ................................      287,306
       2,300    GLOBAL CROSSING LTD (BERMUDA)* .................       69,144
       4,400    SBC COMMUNICATIONS, INC. .......................      183,700
       3,000    SPRINT CORP. (FON GROUP) .......................      100,500
       8,900    VERIZON COMMUNICATIONS .........................      388,262
       7,500    WORLDCOM, INC.* ................................      273,750
                                                                  -----------
                                                                    1,459,438
                                                                  -----------
                TELECOMMUNICATIONS EQUIPMENT--3.8%
       7,020    MOTOROLA, INC. .................................      253,159
       4,400    NORTEL NETWORKS CORP. (CANADA) .................      358,875
                                                                  -----------
                                                                      612,034
                                                                  -----------
                UTILITIES--3.9%
       1,500    DOMINION RESOURCES, INC. .......................       79,500
       2,800    DQE, INC. ......................................      112,525
       1,900    DUKE ENERGY CORP. ..............................      142,144
       3,500    ENRON CORP. ....................................      297,063
                                                                  -----------
                                                                      631,232
                                                                  -----------
                TOTAL LONG-TERM INVESTMENTS
                (COST $13,381,017) .............................   15,994,592
                                                                  -----------
   Principal
    Amount
    ------
                SHORT-TERM INVESTMENT--1.7%
                REPURCHASE AGREEMENT--1.7%
   $ 268,000    GREENWICH CAPITAL MARKETS, INC., TRI PARTY,
                6.64%, DUE 09/01/00, (DATED 08/31/00, PROCEEDS
                $268,049, SECURED BY FNMA, $330,000, 6.00%, DUE
                10/15/10; MARKET VALUE $277,001)
                (COST $268,000) ................................      268,000
                                                                  -----------
                TOTAL INVESTMENTS--100.2%
                (COST $13,649,017) .............................  $16,262,592
                                                                  ===========


                       See notes to financial statements.

                                             Capital Growth Portfolio    page 13
                             Portfolio of Investments August 31, 2000


   Shares                            Issuer                              Value
   ------                            ------                              -----
            LONG-TERM INVESTMENTS--96.1%
            COMMON STOCK--96.1%
            ADVERTISING--1.7%
    4,900   TRUE NORTH COMMUNICATIONS INC. ........................  $   227,238
                                                                     -----------
            APPAREL--0.9%
    4,900   JONES APPAREL GROUP, INC.* ............................      120,050
                                                                     -----------
            BANKING--3.0%
    4,200   CULLEN/FROST BANKERS, INC. ............................      130,200
    3,200   TCF FINANCIAL CORP. ...................................      105,000
    3,500   ZIONS BANCORP. ........................................      156,625
                                                                     -----------
                                                                         391,825
                                                                     -----------
            BIOTECHNOLOGY--1.4%
    3,500   CHIRON CORP.* .........................................      189,219
                                                                     -----------
            BROADCASTING/CABLE--2.2%
    3,000   AT&T CORP.--LIBERTY MEDIA GROUP, CLASS A* .............       64,125
    2,200   UNIVISION COMMUNICATIONS, INC.* .......................       97,075
    5,100   USA NETWORKS, INC.* ...................................      122,719
                                                                     -----------
                                                                         283,919
                                                                     -----------
            BUSINESS SERVICES--4.7%
    5,800   ACNIELSEN CORP.* ......................................      139,563
    3,200   AFFILIATED COMPUTER SERVICES, INC., CLASS A* ..........      149,000
    6,400   CONCORD EFS, INC.* ....................................      205,600
    3,600   MANPOWER INC. .........................................      130,275
                                                                     -----------
                                                                         624,438
                                                                     -----------
            CHEMICALS--3.1%
    4,200   CYTEC INDUSTRIES, INC.* ...............................      140,175
    2,000   FMC CORP.* ............................................      135,625
    5,500   SHERWIN-WILLIAMS CO. ..................................      126,500
                                                                     -----------
                                                                         402,300
                                                                     -----------
            COMPUTER SOFTWARE--3.7%
    3,200   ALLAIRE CORP.* ........................................      108,600
    2,400   RATIONAL SOFTWARE CORP.* ..............................      308,850
    1,400   SYMANTEC CORP.* .......................................       68,338
                                                                     -----------
                                                                         485,788
                                                                     -----------
            COMPUTERS/COMPUTER HARDWARE--1.1%
    5,600   ELECTRONICS FOR IMAGING, INC.* ........................      145,600
                                                                     -----------
            CONSTRUCTION--2.0%
    2,800   AMERICAN STANDARD COMPANIES, INC.* ....................      129,675
    4,900   LENNAR CORP. ..........................................      135,363
                                                                     -----------
                                                                         265,038
                                                                     -----------
            ELECTRONICS/ELECTRICAL EQUIPMENT--11.8%
    3,200   AMPHENOL CORP., CLASS A* ..............................      204,800
    5,000   APW LTD.* .............................................      220,000
    1,900   COHERENT, INC.* .......................................      152,950
    2,900   PERKINELMER, INC. .....................................      260,818
    1,800   SANMINA CORP.* ........................................      212,400
    7,100   SENSORMATIC ELECTRONICS CORP.* ........................      118,038
    2,200   SYMBOL TECHNOLOGIES, INC. .............................       91,025
    7,000   VISHAY INTERTECHNOLOGY, INC.* .........................      282,187
                                                                     -----------
                                                                       1,542,218
                                                                     -----------

   Shares                            Issuer                              Value
   ------                            ------                              -----
            ENTERTAINMENT/LEISURE--2.4%
    4,800   HARRAH'S ENTERTAINMENT, INC.* .........................  $   136,200
   12,100   PARK PLACE ENTERTAINMENT CORP.* .......................      177,719
                                                                     -----------
                                                                         313,919
                                                                     -----------
            FINANCIAL SERVICES--2.8%
    3,400   A.G. EDWARDS, INC. ....................................      176,800
    1,300   LEHMAN BROTHERS HOLDINGS, INC. ........................      188,500
                                                                     -----------
                                                                         365,300
                                                                     -----------
            FOOD/BEVERAGE PRODUCTS--1.0%
    4,300   PEPSI BOTTLING GROUP, INC. ............................      136,525
                                                                     -----------
            HEALTH CARE/HEALTH CARE SERVICES--5.7%
    2,800   CYTYC CORP.* ..........................................      130,550
    3,650   DENTSPLY INTERNATIONAL, INC. ..........................      121,819
   13,500   HEALTH MANAGEMENT ASSOCIATES, INC., CLASS A*.                220,218
    5,000   OXFORD HEALTH PLANS, INC.* ............................      152,500
    2,700   STRYKER CORP. .........................................      120,994
                                                                     -----------
                                                                         746,081
                                                                     -----------
            INSURANCE--4.7%
    2,800   AXA FINANCIAL, INC. ...................................      144,900
    3,400   RADIAN GROUP, INC. ....................................      211,225
    4,900   RELIASTAR FINANCIAL CORP. .............................      263,681
                                                                     -----------
                                                                         619,806
                                                                     -----------
            MACHINERY & ENGINEERING EQUIPMENT--2.1%
    3,200   DOVER CORP. ...........................................      156,400
    2,200   ZEBRA TECHNOLOGIES CORP., CLASS A* ....................      118,800
                                                                     -----------
                                                                         275,200
                                                                     -----------
            MANUFACTURING--1.5%
    6,000   PENTAIR, INC. .........................................      195,000
                                                                     -----------
            OIL & GAS--9.3%
    6,940   ANADARKO PETROLEUM CORP. ..............................      456,443
    3,600   COOPER CAMERON CORP.* .................................      280,125
    7,100   GLOBAL MARINE, INC.* ..................................      229,419
    2,000   NICOR, INC. ...........................................       73,750
    5,600   TOSCO CORP. ...........................................      170,800
                                                                     -----------
                                                                       1,210,537
                                                                     -----------
            PAPER/FOREST PRODUCTS--0.9%
    3,800   WILLAMETTE INDUSTRIES .................................      115,900
                                                                     -----------
            PHARMACEUTICALS--6.5%
    1,400   ALZA CORP.* ...........................................      105,875
    3,900   BIOVAIL CORP. INTERNATIONAL (CANADA)* .................      249,843
    2,100   FOREST LABORATORIES INC., CLASS A* ....................      205,538
    1,900   MEDIMMUNE, INC.* ......................................      159,838
    2,300   WATSON PHARMACEUTICALS, INC.* .........................      141,881
                                                                     -----------
                                                                         862,975
                                                                     -----------
            PIPELINES--3.5%
    2,800   COLUMBIA ENERGY GROUP .................................      196,525
    3,300   EL PASO ENERGY CORP. ..................................      192,225
    1,500   NATIONAL FUEL GAS CO. .................................       78,656
                                                                     -----------
                                                                         467,406
                                                                     -----------

                                See notes to financial statements.

page 14    Capital Growth Portfolio (continued)
           Portfolio of Investments August 31, 2000


  Shares                         Issuer                             Value
  ------                         ------                             -----
          REAL ESTATE INVESTMENT TRUST--1.2%
  2,000   EQUITY RESIDENTIAL PROPERTIES TRUST ................  $    96,000
  3,000   PROLOGIS TRUST .....................................       68,625
                                                                -----------
                                                                    164,625
                                                                -----------
          RESTAURANTS/FOOD SERVICES--1.4%
  6,000   BRINKER INTERNATIONAL, INC.* .......................      190,500
                                                                -----------
          RETAILING--1.6%
  6,400   BJ'S WHOLESALE CLUB, INC.* .........................      216,800
                                                                -----------
          SEMI-CONDUCTORS--7.8%
  4,400   ALTERA CORP.* ......................................      285,174
  3,200   ASM LITHOGRAPHY HOLDING NV (NETHERLANDS)* ..........      122,000
  5,000   ATMEL CORP.* .......................................      100,000
  4,200   MICROCHIP TECHNOLOGY, INC.* ........................      285,862
  2,700   VITESSE SEMICONDUCTOR CORP.* .......................      239,794
                                                                -----------
                                                                  1,032,830
                                                                -----------
          SHIPPING/TRANSPORTATION--1.0%
  2,300   C.H. ROBINSON WORLDWIDE, INC. ......................      136,131
                                                                -----------
          TELECOMMUNICATIONS--2.2%
  2,200   U.S. CELLULAR CORP.* ...............................      161,838
  2,400   WESTERN WIRELESS CORP., CLASS A* ...................      122,700
                                                                -----------
                                                                    284,538
                                                                -----------
          TELECOMMUNICATIONS EQUIPMENT--1.3%
  1,800   COMVERSE TECHNOLOGY, INC.* .........................      165,488
                                                                -----------
          UTILITIES--3.6%
  4,000   AGL RESOURCES, INC. ................................       75,750
  4,450   ALLIANT ENERGY CORP. ...............................      130,163
  2,800   AMERICAN WATER WORKS, INC. .........................       68,600
  2,900   ENERGY EAST CORP. ..................................       65,794
  5,100   SCANA CORP. ........................................      139,612
                                                                -----------
                                                                    479,919
                                                                -----------
          TOTAL LONG-TERM INVESTMENTS
          (COST $9,658,777) ..................................   12,657,113
                                                                -----------


  Principal
   Amount
   ------
              SHORT-TERM INVESTMENT--3.9%
              REPURCHASE AGREEMENT--3.9%
$  514,000     GREENWICH CAPITAL MARKETS, INC., TRI PARTY,
                6.64%, DUE 09/01/00, (DATED 08/31/00, PROCEEDS
                $514,095, SECURED BY FNMA, $530,000, 8.00%, DUE
                07/25/30; MARKET VALUE $525,279)
              (COST $514,000)...................................      514,000
                                                                      -------
              TOTAL INVESTMENTS--100.0%
              (COST $10,172,777) ...............................  $13,171,113
                                                                  ===========


                       See notes to financial statements.

                                       International Equity Portfolio    page 15
                             Portfolio of Investments August 31, 2000


    Shares                           Issuer                          Value
    ------                           ------                          -----
               LONG-TERM INVESTMENTS--98.6%
               COMMON STOCK--95.9%
               AUSTRALIA--0.6%
     3,100     FOSTER'S BREWING GROUP LTD .......................  $  7,329
     3,400     LANG CORP., LTD* .................................    17,642
     2,000     NEWS CORP., LTD ..................................    26,094
                                                                   --------
                                                                     51,065
                                                                   --------
               BELGIUM--0.2%
       500     UBIZEN* ..........................................    19,080
                                                                   --------
               BRAZIL--1.1%
       970     TELECOMUNICACOES BRASILEIRAS SA, ADR,
               PREFERRED ........................................    89,119
                                                                   --------
               FINLAND--4.0%
     2,200     COMPTEL OYJ ......................................    37,017
     5,352     NOKIA OYJ ........................................   234,489
     1,457     SONERA OYJ .......................................    48,617
                                                                   --------
                                                                    320,123
                                                                   --------
               FRANCE--11.8%
     1,650     ALCATEL ..........................................   134,788
     1,040     BOUYGUES SA ......................................    65,299
     2,606     CNP ASSURANCES ...................................    82,101
       800     EULER SA* ........................................    37,663
       720     FRANCE TELECOM SA ................................    82,107
     1,250     LAGARDERE S.C.A. .................................    89,022
       230     PINAULT-PRINTEMPS-REDOUTE SA .....................    43,456
     1,920     SOCIETE GENERALE, CLASS A ........................   113,650
       350     SOCIETE TELEVISION FRANCAISE .....................    25,501
     1,494     STMICROELECTRONICS N.V. ..........................    91,483
     1,188     TOTAL FINA SA, CLASS B ...........................   176,172
                                                                   --------
                                                                    941,242
                                                                   --------
               GERMANY--4.2%
        70     ALLIANZ AG .......................................    23,575
       480     BKN INTERNATIONAL AG* ............................    25,686
       327     CE CONSUMER ELECTRONIC AG ........................    39,612
     2,500     COMMERZBANK AG ...................................    80,691
       800     DIALOG SEMICONDUCTOR PLC* ........................    39,474
     3,698     KAMPS AG .........................................    79,780
       274     SIEMENS AG .......................................    43,891
                                                                   --------
                                                                    332,709
                                                                   --------
               IRELAND--0.8%
     3,650     BANK OF IRELAND ..................................    21,541
     6,515     GREEN PROPERTY PLC ...............................    40,672
                                                                   --------
                                                                     62,213
                                                                   --------
               ITALY--3.4%
     9,600     AUTOGRILL SPA ....................................   107,431
     4,700     BANCA FIDEURAM SPA ...............................    71,575
     5,700     TELECOM ITALIA MOBILE SPA ........................    49,421
     3,400     TELECOM ITALIA SPA ...............................    42,001
                                                                   --------
                                                                    270,428
                                                                   --------


    Shares                           Issuer                          Value
    ------                           ------                          -----
               JAPAN--24.3%
     4,000     BANK OF TOKYO-MITSUBISHI LTD .....................  $ 48,964
     1,000     BRIDGESTONE CORP. ................................    12,935
     1,000     CANON, INC. ......................................    44,709
     2,000     DAI NIPPON PRINTING CO., LTD .....................    31,474
     4,000     DAI-ICHI KANGYO BANK LTD .........................    30,331
     3,000     DAIWA SECURITIES GROUP, INC. .....................    37,398
         3     EAST JAPAN RAILWAY CO. ...........................    16,309
     1,000     FAMILYMART CO., LTD ..............................    29,806
       300     FANUC LTD ........................................    32,618
     1,000     FUJI PHOTO FILM CO., LTD .........................    35,805
     2,000     FUJITSU LTD ......................................    57,925
         1     FUTURE SYSTEM CONSULTING CORP.* ..................    17,809
     1,000     HITACHI MAXELL ...................................    25,682
     1,000     HONDA MOTOR CO., LTD .............................    36,555
     1,000     HOYA CORP. .......................................    95,604
         4     JAPAN TOBACCO, INC. ..............................    30,668
     1,000     KAO CORP. ........................................    27,463
       100     KEYENCE CORP. ....................................    33,180
     1,000     KURITA WATER INDUSTRIES LTD ......................    20,808
       200     MABUCHI MOTOR CO., LTD ...........................    24,388
     1,000     MATSUSHITA ELECTRIC INDUSTRIAL CO., LTD ..........    27,369
     2,000     MATSUSHITA ELECTRIC WORKS LTD ....................    24,370
     3,000     MINEBEA CO., LTD .................................    38,804
     3,000     MITSUBISHI CORP. .................................    21,933
     2,000     MITSUBISHI ESTATE CO., LTD .......................    19,684
     2,000     MITSUBISHI TRUST & BANKING CORP. .................    15,372
       700     NAMCO LTD ........................................    19,552
     2,000     NEC CORP. ........................................    57,175
         1     NET ONE SYSTEMS CO., LTD* ........................    32,149
         5     NIPPON TELEGRAPH & TELEPHONE CORP. ...............    59,518
     1,000     NITTO DENKO CORP. ................................    40,491
     1,000     NOMURA SECURITIES CO., LTD .......................    23,386
         4     NTT DOCOMO, INC. .................................   105,727
     1,000     OLYMPUS OPTICAL CO., LTD .........................    17,527
     2,000     OMRON CORP. ......................................    49,677
       400     ORIENTAL LAND CO., LTD ...........................    36,817
       300     ORIX CORP. .......................................    39,929
     1,000     PIONEER CORP. ....................................    42,178
     2,000     RICOH CORP., LTD .................................    34,961
       100     ROHM CO., LTD ....................................    28,447
     3,000     SANYO ELECTRIC CO., LTD ..........................    25,448
     2,000     SHISEIDO CO., LTD ................................    23,620
       200     SOFTBANK CORP. ...................................    26,413
       400     SONY CORP. .......................................    44,615
     2,000     SUMITOMO BANK LTD ................................    24,745
     4,000     SUMITOMO CHEMICAL CO., LTD .......................    18,596
     1,000     TAKEDA CHEMICAL INDUSTRIES .......................    59,143
     2,000     TOKIO MARINE & FIRE INSURANCE CO. ................    20,302
       800     TOKYO ELECTRIC POWER CO. .........................    17,884
     3,000     TOSHIBA CORP. ....................................    29,497
     2,000     TOYOTA MOTOR CORP. ...............................    86,980

                                See notes to financial statements.

page 16    International Equity Portfolio (continued)
           Portfolio of Investments August 31, 2000


     Shares                             Issuer                            Value
     ------                             ------                            -----
                JAPAN (cont'd)
        500     TREND MICRO INC.* ...................................  $   77,796
      1,000     YAMANOUCHI PHARMACEUTICAL CO., LTD ..................      49,489
                                                                       ----------
                                                                        1,930,025
                                                                       ----------
                MEXICO--0.8%
     10,000     ALFA SA, CLASS A* ...................................      27,719
        500     CORPORACION GEO SA, ADR* ............................       3,778
        500     CORPORACION GEO SA, SER. B, ADR* ....................       3,778
     25,000     GRUPO ELEKTRA SA ....................................      25,545
                                                                       ----------
                                                                           60,820
                                                                       ----------
                NETHERLANDS--4.9%
      1,335     ASM LITHOGRAPHY HOLDING NV* .........................      50,387
      2,470     BUHRMANN NV .........................................      70,034
        500     KONINKLIJKE NUMICO NV ...............................      25,292
      1,191     KONINKLIJKE PHILIPS ELECTRONICS NV ..................      57,921
      1,900     ROYAL DUTCH PETROLEUM CO. ...........................     115,164
      1,308     VNU NV ..............................................      69,647
                                                                       ----------
                                                                          388,445
                                                                       ----------
                PORTUGAL--0.5%
      2,608     BANCO ESPIRITO SANTO SA .............................      42,332
                                                                       ----------
                SPAIN--3.4%
        900     ACTIVIDADES DE CONSTRUCCION Y SERVICIOS SA ..........      22,164
      5,930     AMADEUS GLOBAL TRAVEL DISTRIBUTION SA,
                CLASS A* ............................................      60,520
      1,600     BANKINTER SA ........................................      66,395
      1,380     SOGECABLE* ..........................................      49,599
      3,895     TELEFONICA SA .......................................      74,663
                                                                       ----------
                                                                          273,341
                                                                       ----------
                SWEDEN--4.3%
      3,400     SKANDIA FORSAKRINGS AB ..............................      68,763
     13,590     TELEFONAKTIEBOLAGET LM ERICSON, CLASS B .............     274,130
                                                                       ----------
                                                                          342,893
                                                                       ----------
                SWITZERLAND--8.2%
        290     ABB LTD .............................................      32,438
        480     CHARLES VOEGELE HOLDING AG ..........................      88,659
         30     COMPAGNIE FINANCIERE RICHEMONT, CLASS A* ............      84,891
        522     CREDIT SUISSE GROUP .................................     108,993
        170     DISTEFORA HOLDING AG* ...............................      45,150
         53     NESTLE SA ...........................................     114,130
        110     NOVARTIS AG .........................................     166,203
        100     SIA ABRASIVES HOLDING AG* ...........................      13,652
                                                                       ----------
                                                                          654,116
                                                                       ----------
                UNITED KINGDOM--23.1%
      2,650     ASTRAZENECA GROUP PLC ...............................     120,804
      3,829     BAE SYSTEMS PLC .....................................      23,848
      6,142     BARCLAYS PLC ........................................     153,371
     18,884     BP AMOCO PLC ........................................     172,857
      6,556     BRITISH TELECOM PLC .................................      83,283
      3,812     CABLE & WIRELESS PLC ................................      70,451
     15,800     CENTRICA PLC ........................................      51,611


     Shares                             Issuer                            Value
     ------                             ------                            -----
                UNITED KINGDOM (cont'd)
      6,800     DIMENSION DATA HOLDINGS PLC* ........................  $   67,230
      3,129     GLAXO WELLCOME PLC ..................................      89,991
      6,450     HANSON PLC ..........................................      38,206
      8,087     HSBC HOLDINGS PLC ...................................     116,350
      6,312     KINGFISHER PLC ......................................      45,819
      3,300     LAPORTE PLC .........................................      21,918
     29,700     LAPORTE PLC, CLASS B* ...............................         345
     23,880     LEGAL & GENERAL GROUP PLC ...........................      61,364
      4,395     MARCONI PLC .........................................      77,972
      3,673     NXT PLC* ............................................      82,653
      4,312     SHELL TRANSPORT & TRADING CO., PLC ..................      36,810
     11,208     SMITHKLINE BEECHAM PLC ..............................     146,039
     18,911     TESCO PLC ...........................................      59,509
      4,200     UNITED NEWS & MEDIA PLC .............................      53,049
     64,111     VODAFONE AIRTOUCH PLC ...............................     258,984
                                                                       ----------
                                                                        1,832,464
                                                                       ----------
                UNITED STATES--0.3%
        640     UPROAR LTD., #* .....................................       4,260
      1,170     VIATEL, INC.* .......................................      16,088
                                                                       ----------
                                                                           20,348
                                                                       ----------
                TOTAL COMMON STOCK
                (COST $6,902,130) ...................................   7,630,763
                                                                       ----------
                PREFERRED STOCK--2.7%
                GERMANY--2.7%
      1,400     MARSCHOLLEK LAUTENSCHLAEGER UND PARTNER AG.               189,471
         90     SAP AG ..............................................      22,683
                                                                       ----------
                TOTAL PREFERRED STOCK
                (COST $108,787) .....................................     212,154
                                                                       ----------
                REDEEMABLE UNSECURED LOAN STOCK--0.0%
                MALAYSIA--0.0%
      4,000     SUNWAY BUILDING TECHNOLOGY, BHD, 3.00%, 07/30/01*
                (COST $1,284) .......................................       1,011
                                                                       ----------
                WARRANTS--0.0%
                AUSTRALIA--0.0%
        141     LANG CORP., LTD, EXPIRES 12/30/04 ...................         163
                                                                       ----------
                GERMANY--0.0%
         11     MUENCHENER RUECKVERSICHERUNGS-
                 GESELLSCHAFT AG EXPIRES 06/03/02 ...................         742
                                                                       ----------
                TOTAL WARRANTS
                (COST $0) ...........................................         905
                                                                       ----------
   Principal
    Amount
     (DEM)
     -----
                CONVERTIBLE CORPORATE BOND--0.0%
                GERMANY--0.0%
      1,307     DAIMLERCHRYSLER AG, 5.75%, 06/14/02
                (COST $769) .........................................         686
                                                                       ----------
                TOTAL INVESTMENTS--98.6%
                (COST $7,012,970) ...................................  $7,845,519
                                                                       ==========


                       See notes to financial statements.

                           International Equity Portfolio (continued)    page 17
                            Portfolio of Investments August 31, 2000


                                                      Original   Notional
   Number                                             Notional   Value at    Unrealized
     of                                Expiration       Value    08/31/00   Appreciation
 Contracts  Description                   Date          (USD)      (USD)       (USD)
 ---------  -----------                   ----          -----      -----       -----
LONG FUTURES OUTSTANDING
    2        ALL ORDINARIES
              STOCK PRICE INDEX       September, 2000   $92,627    $94,946     $2,319


Summary of Investments by Industry, August 31, 2000


Industry                             % of Investment Securities
TELECOMMUNICATIONS                               12.2%
TELECOMMUNICATIONS EQUIPMENT                      9.3%
FINANCIAL SERVICES                                9.1%
ELECTRONICS/ELECTRICAL EQUIPMENT                  8.5%
PHARMACEUTICALS                                   8.0%
BANKING                                           7.6%
OIL & GAS                                         7.0%
RETAILING                                         3.7%
INSURANCE                                         3.3%
FOOD/BEVERAGE PRODUCTS                            2.9%
SEMI-CONDUCTORS                                   2.8%
DIVERSIFIED                                       2.3%
COMPUTER SOFTWARE                                 2.0%
PRINTING & PUBLISHING                             2.0%
OTHER (BELOW 2%)                                 19.3%
--------------------------------------------------------------------------------
TOTAL                                             100%


                       See notes to financial statements.

page 18
Asset Allocation Portfolio
Portfolio of Investments August 31, 2000




    Shares                          Issuer                          Value
    ------                          ------                          -----
               LONG-TERM INVESTMENTS--98.5%
               COMMON STOCK--59.7%
               ADVERTISING--0.3%
       375     OMNICOM GROUP ..................................  $   31,289
                                                                 ----------
               AIRLINES--0.7%
     2,900     SOUTHWEST AIRLINES, INC. .......................      65,613
                                                                 ----------
               AUTOMOTIVE--0.4%
       675     FORD MOTOR CO. .................................      16,327
       275     GENERAL MOTORS CORP. ...........................      19,851
                                                                 ----------
                                                                     36,178
                                                                 ----------
               BANKING--0.8%
       475     BANK OF AMERICA CORP. ..........................      25,442
       975     BANK OF NEW YORK CO., INC. .....................      51,127
                                                                 ----------
                                                                     76,569
                                                                 ----------
               BIOTECHNOLOGY--0.6%
       675     AMGEN, INC.* ...................................      51,173
                                                                 ----------
               COMPUTER NETWORKS--2.1%
     2,800     CISCO SYSTEMS, INC.* ...........................     191,800
                                                                 ----------
               COMPUTER SOFTWARE--2.8%
     2,175     MICROSOFT CORP.* ...............................     151,842
     1,125     ORACLE CORP.* ..................................     102,305
                                                                 ----------
                                                                    254,147
                                                                 ----------
               COMPUTERS/COMPUTER HARDWARE--5.3%
     1,725     COMPAQ COMPUTER CORP. ..........................      58,758
     1,450     DELL COMPUTER CORP.* ...........................      63,256
     1,350     EMC CORP.* .....................................     132,301
       475     HEWLETT-PACKARD CO. ............................      57,356
       675     INTERNATIONAL BUSINESS MACHINES CORP. ..........      89,100
       650     SUN MICROSYSTEMS, INC.* ........................      82,509
                                                                 ----------
                                                                    483,280
                                                                 ----------
               CONSUMER PRODUCTS--1.8%
       975     AVON PRODUCTS, INC. ............................      38,207
       975     COLGATE-PALMOLIVE CO. ..........................      49,664
       675     GILLETTE CO. ...................................      20,250
       900     PHILIP MORRIS COMPANIES, INC. ..................      26,663
       475     PROCTER & GAMBLE CO. ...........................      29,361
                                                                 ----------
                                                                    164,145
                                                                 ----------
               DIVERSIFIED--3.5%
     4,350     GENERAL ELECTRIC CO. ...........................     255,291
     1,175     TYCO INTERNATIONAL LTD (BERMUDA) ...............      66,975
                                                                 ----------
                                                                    322,266
                                                                 ----------
               ELECTRONICS/ELECTRICAL EQUIPMENT--1.6%
       575     SANMINA CORP.* .................................      67,850
     1,650     SOLECTRON CORP.* ...............................      74,766
                                                                 ----------
                                                                    142,616
                                                                 ----------

    Shares                          Issuer                          Value
    ------                          ------                          -----
               FINANCIAL SERVICES--6.2%
     2,425     AMERICAN EXPRESS CO. ...........................  $  143,378
     2,075     CHARLES SCHWAB CORP. ...........................      79,239
     2,700     CITIGROUP, INC. ................................     157,613
       625     MERRILL LYNCH & CO., INC. ......................      90,625
       875     MORGAN STANLEY DEAN WITTER & CO. ...............      94,117
                                                                 ----------
                                                                    564,972
                                                                 ----------
               FOOD/BEVERAGE PRODUCTS--1.8%
       475     ANHEUSER-BUSCH COMPANIES, INC. .................      37,436
       975     COCA-COLA CO. ..................................      51,309
     1,750     PEPSICO, INC. ..................................      74,594
                                                                 ----------
                                                                    163,339
                                                                 ----------
               HEALTH CARE/HEALTH CARE SERVICES--1.4%
       925     GUIDANT CORP.* .................................      62,264
     1,250     MEDTRONIC, INC. ................................      64,063
                                                                 ----------
                                                                    126,327
                                                                 ----------
               INSURANCE--2.0%
     2,025     AMERICAN INTERNATIONAL GROUP, INC. .............     180,478
                                                                 ----------
               INTERNET SERVICES/SOFTWARE--0.9%
       875     AMERICA ONLINE, INC.* ..........................      51,297
       250     YAHOO! INC.* ...................................      30,375
                                                                 ----------
                                                                     81,672
                                                                 ----------
               MACHINERY & ENGINEERING EQUIPMENT--0.3%
       500     DOVER CORP. ....................................      24,438
                                                                 ----------
               METALS/MINING--0.5%
     1,450     ALCOA, INC. ....................................      48,213
                                                                 ----------
               MULTI-MEDIA--1.6%
     1,850     THE WALT DISNEY CO. ............................      72,034
       875     TIME WARNER, INC. ..............................      74,813
                                                                 ----------
                                                                    146,847
                                                                 ----------
               OIL & GAS--3.3%
       625     BJ SERVICES CO.* ...............................      41,875
       300     CHEVRON CORP. ..................................      25,350
     2,045     EXXON MOBIL CORP. ..............................     166,922
     1,075     ROYAL DUTCH PETROLEUM CO., N.Y. REGISTERED
               SHARES (NETHERLANDS) ...........................      65,777
                                                                 ----------
                                                                    299,924
                                                                 ----------
               PHARMACEUTICALS--4.1%
       600     AMERICAN HOME PRODUCTS CORP. ...................      32,513
       875     BRISTOL-MYERS SQUIBB CO. .......................      46,375
       500     ELI LILLY & CO. ................................      36,500
       475     JOHNSON & JOHNSON ..............................      43,670
       975     MERCK & CO., INC. ..............................      68,128
     3,281     PFIZER, INC. ...................................     141,903
                                                                 ----------
                                                                    369,089
                                                                 ----------
               PIPELINES--0.6%
       775     COLUMBIA ENERGY GROUP ..........................      54,395
                                                                 ----------

                                See notes to financial statements.

                               Asset Allocation Portfolio (continued)    page 19
                            Portfolio of Investments August 31, 2000


     Shares                       Issuer                       Value
     ------                       ------                       -----
                RETAILING--3.9%
        700     ALBERTSON'S, INC. ........................  $   15,050
        975     BEST BUY CO., INC.* ......................      60,206
      1,200     HOME DEPOT, INC. .........................      57,675
      1,350     TARGET CORP. .............................      31,388
      2,700     WAL-MART STORES, INC. ....................     128,081
      1,950     WALGREEN CO. .............................      64,106
                                                            ----------
                                                               356,506
                                                            ----------
                SEMI-CONDUCTORS--4.9%
      1,750     ALTERA CORP.* ............................     113,422
        875     APPLIED MATERIALS, INC.* .................      75,523
      2,900     INTEL CORP. ..............................     217,137
        575     TEXAS INSTRUMENTS, INC. ..................      38,489
                                                            ----------
                                                               444,571
                                                            ----------
                TELECOMMUNICATIONS--2.7%
        655     AT&T CORP. ...............................      20,633
        975     BELLSOUTH CORP. ..........................      36,380
      1,450     SBC COMMUNICATIONS, INC. .................      60,537
        875     SPRINT CORP. (FON GROUP) .................      29,313
        823     VERIZON COMMUNICATIONS ...................      35,903
      1,825     WORLDCOM, INC.* ..........................      66,612
                                                            ----------
                                                               249,378
                                                            ----------
                TELECOMMUNICATIONS EQUIPMENT--3.4%
      2,500     ADC TELECOMMUNICATIONS, INC.* ............     102,344
        450     JDS UNIPHASE CORP.* ......................      56,081
      1,125     LUCENT TECHNOLOGIES, INC. ................      47,039
      1,275     NORTEL NETWORKS CORP., (CANADA) ..........     103,992
                                                            ----------
                                                               309,456
                                                            ----------
                UTILITIES--2.2%
        975     AES CORP.* ...............................      62,156
        400     DUKE ENERGY CORP. ........................      29,925
      1,250     ENRON CORP. ..............................     106,094
                                                            ----------
                                                               198,175
                                                            ----------
                TOTAL COMMON STOCK
                (COST $4,542,690) ........................   5,436,856
                                                            ----------
   Principal
    Amount
     (USD)
     -----
                U.S. TREASURY SECURITIES--11.1%
                U.S. TREASURY NOTES & BONDS
  $  50,000      5.25%, 05/31/01 .........................      49,578
     75,000      5.25%, 11/15/28 .........................      68,977
    300,000      5.63%, 02/15/06 .........................     294,608
     50,000      6.00%, 07/31/02 .........................      49,821
    260,000      6.25%, 08/15/23 .........................     270,847
    147,000      6.38%, 03/31/01 .........................     146,931
    125,000      6.75%, 05/15/05 .........................     128,868
                                                            ----------
                TOTAL U.S. TREASURY SECURITIES
                (COST $993,958) ..........................   1,009,630
                                                            ----------



  Principal
    Amount
    (USD)                             Issuer                            Value
    -----                             ------                            -----
              U.S. GOVERNMENT AGENCY SECURITIES--4.5%
 $  204,740   FEDERAL HOME LOAN MORTGAGE CORP., 7.00%,
              11/01/29 ............................................  $  199,685
     50,000   FEDERAL NATIONAL MORTGAGE ASSOCIATION,
              5.13%, 02/13/04 .....................................      47,508
              TENNESSEE VALLEY AUTHORITY,
    125,000    5.38%, 11/13/08 ....................................     112,871
     50,000    6.75%, 11/01/25 ....................................      49,071
                                                                     ----------
              TOTAL U.S. GOVERNMENT AGENCY SECURITIES
              (COST $411,050) .....................................     409,135
                                                                     ----------
              CORPORATE NOTES & BONDS--12.0%
              AUTOMOTIVE--3.0%
    100,000   DAIMLERCHRYSLER NORTH AMERICA HOLDINGS
              CORP., MTN, 6.63%, 09/21/01 .........................      99,358
    150,000   FORD MOTOR CO., 7.45%, 07/16/31 .....................     141,590
     50,000   FORD MOTOR CREDIT CO., 5.80%, 01/12/09 ..............      40,757
                                                                     ----------
                                                                        281,705
                                                                     ----------
              COMPUTERS/COMPUTER HARDWARE--1.1%
    100,000   INTERNATIONAL BUSINESS MACHINES CORP., 5.37%,
              09/22/03 ............................................      96,234
                                                                     ----------
              FINANCIAL SERVICES--2.5%
     50,000   GOLDMAN SACHS GROUP, INC., 6.65%, 05/15/09 ..........      47,105
     85,000   INTERNATIONAL LEASE FINANCE CORP., MTN, 8.35%,
              02/04/02 ............................................      86,431
     95,000   MERRILL LYNCH & CO., INC., SER. B, MTN, 5.71%,
              01/15/02 ............................................      93,180
                                                                     ----------
                                                                        226,716
                                                                     ----------
              INSURANCE--1.6%
    100,000   ALLSTATE CORP., 7.20%, 12/01/09 .....................      97,640
     60,000   MBIA, INC., 6.63%, 10/01/28 .........................      51,484
                                                                     ----------
                                                                        149,124
                                                                     ----------
              MACHINERY & ENGINEERING EQUIPMENT--1.1%
    100,000   CATERPILLAR FINANCIAL SERVICES CORP., MTN,
              5.89%, 06/17/02 .....................................      97,903
                                                                     ----------
              OIL & GAS--0.5%
     50,000   CONOCO, INC., 5.90%, 04/15/04 .......................      48,218
                                                                     ----------
              PRINTING & PUBLISHING--0.3%
     30,000   WASHINGTON POST CO., 5.50%, 02/15/09 ................      26,659
                                                                     ----------
              TELECOMMUNICATIONS--0.8%
     75,000   AT&T CORP., 5.63%, 03/15/04 .........................      70,827
                                                                     ----------
              UTILITIES--1.1%
    100,000   BALTIMORE GAS & ELECTRIC CO., SER. D, MTN,
              6.90%, 02/01/05 .....................................      99,067
                                                                     ----------
              TOTAL CORPORATE NOTES & BONDS
              (COST $1,125,193) ...................................   1,096,453
                                                                     ----------
              RESIDENTIAL MORTGAGE BACKED SECURITIES--11.2%
     78,296   FEDERAL HOME LOAN MORTGAGE CORP., GOLD POOL
              E00532, 6.50%, 02/01/13 .............................      76,363

                                See notes to financial statements.

page 20    Asset Allocation Portfolio (continued)
           Portfolio of Investments August 31, 2000


  Principal
    Amount
    (USD)                          Issuer                          Value
    -----                          ------                          -----
              FEDERAL NATIONAL MORTGAGE ASSOCIATION,
 $    38,887   POOL 313563, 10.50%, 03/01/18 ................. $   41,742
     203,914   POOL 323614, 6.50%, 02/01/14 ..................    198,879
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION,
     118,439  POOL 423130, 8.50%, 10/15/29 ...................    121,289
     125,404  POOL 461206, 6.50%, 01/15/28 ...................    120,388
     294,185  POOL 487057, 6.50%, 03/15/29 ...................    282,418
     114,401  POOL 513746, 7.00%, 08/15/29 ...................    112,256
      69,387  POOL 518585, 6.50%, 11/15/29 ...................     66,611
                                                               ----------
              TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES
              (COST $1,024,041) ..............................  1,019,946
                                                               ----------
              TOTAL LONG-TERM INVESTMENTS
              (COST $8,096,932) ..............................  8,972,020
                                                               ----------
              SHORT-TERM INVESTMENT--1.1%
              REPURCHASE AGREEMENT--1.1%
     101,000  GREENWICH CAPITAL MARKETS, INC., TRI PARTY,
              6.64%, DUE 09/01/00, (DATED 08/31/00, PROCEEDS
              $101,019, SECURED BY FNMA, $125,000, 6.00%, DUE
              10/15/10; MARKET VALUE $104,925)
              (COST $101,000) ................................    101,000
                                                               ----------
              TOTAL INVESTMENTS--99.6%
              (COST $8,197,932) .............................. $9,073,020
                                                               ==========


                       See notes to financial statements.

page 21    U.S. Government Income Portfolio
           Portfolio of Investments
           August 31, 2000


  Principal
    Amount
    (USD)                           Issuer                           Value
    -----                           ------                           -----
              LONG-TERM INVESTMENTS--88.8%
              U.S. TREASURY SECURITIES--56.0%
              U.S. TREASURY NOTES & BONDS,
 $  700,000    5.63%, 05/15/08 .................................  $  686,217
    150,000    6.13%, 09/30/00 .................................     149,931
    500,000    6.50%, 05/31/01 .................................     500,235
    550,000    6.75%, 08/15/26 .................................     612,392
    675,000    8.50%, 02/15/20 .................................     871,066
    400,000    10.75%, 08/15/05 ................................     478,812
                                                                  ----------
              TOTAL U.S. TREASURY SECURITIES
              (COST $3,331,191) ................................   3,298,653
                                                                  ----------
              U.S. GOVERNMENT AGENCY SECURITIES--22.4%
    750,000   FEDERAL HOME LOAN BANK, 5.70%, 03/25/03 ..........     731,250
              FEDERAL NATIONAL MORTGAGE ASSOCIATION,
    469,000    5.13%, 02/13/04 .................................     445,625
    150,000    5.88%, 04/23/04 .................................     144,047
                                                                  ----------
              TOTAL U.S. GOVERNMENT AGENCY SECURITIES
              (COST $1,352,445) ................................   1,320,922
                                                                  ----------
              MORTGAGE-BACKED PASS THROUGH SECURITY--10.4%
    632,224   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION,
              POOL 354779, 6.50%, 03/15/24
              (COST $578,001) ..................................     609,895
                                                                  ----------
              TOTAL LONG-TERM INVESTMENTS
              (COST $5,261,637).................................   5,229,470
                                                                  ----------
              SHORT-TERM INVESTMENT--10.2%
              REPURCHASE AGREEMENT--10.2%
    599,000   GREENWICH CAPITAL MARKETS, INC., TRI PARTY,
              6.64%, DUE 09/01/00, (DATED 08/31/00, PROCEEDS
              $599,110, SECURED BY FHLMC, $645,000, 6.00%, DUE
              11/15/22; MARKET VALUE $611,333)
              (COST $599,000) ..................................     599,000
                                                                  ----------
              TOTAL INVESTMENTS--99.0%
              (COST $5,860,637) ................................  $5,828,470
                                                                  ==========


Money Market Portfolio
Portfolio of Investments
August 31, 2000

  Principal
    Amount
    (USD)                              Issuer                             Value
    -----                              ------                             -----
              U.S. TREASURY SECURITIES--9.0%
              U.S. TREASURY BILLS,
 $  190,000    5.76%, 09/21/00 ......................................  $  189,401
    130,000    6.01%, 09/28/00 ......................................     129,421
     30,000    6.03%, 09/28/00 ......................................      29,866
                                                                       ----------
              TOTAL U.S. TREASURY SECURITIES
              (COST $348,688) .......................................     348,688
                                                                       ----------
              COMMERCIAL PAPER--91.1%
              AUTOMOTIVE--16.5%
    115,000   AMERICAN HONDA FINANCE CORP., 6.55%, 10/10/00 .........     114,190
    195,000   DAIMLERCHRYSLER NORTH AMERICA CORP.,
              (GERMANY), 6.57%, 09/20/00 ............................     194,331
    150,000   FORD MOTOR CREDIT CO., 6.56%, 10/18/00 ................     148,727
    185,000   GENERAL MOTORS ACCEPTANCE CORP., 6.57%,
              09/12/00 ..............................................     184,633
                                                                       ----------
                                                                          641,881
                                                                       ----------
              BANKING--7.7%
    100,000   ANZ, INC., 6.63%, 11/08/00 ............................      98,763
    200,000   BANCO DE GALICIA Y BUENOS AIRES SA DE CV,
              (ARGENTINA), 6.63%, 09/22/00 ..........................     199,237
                                                                       ----------
                                                                          298,000
                                                                       ----------
              DIVERSIFIED--3.9%
    150,000   GENERAL ELECTRIC CAPITAL CORP, 6.59%, 09/11/00 ........     149,728
                                                                       ----------
              FINANCIAL SERVICES--29.1%
    150,000   CREGEM NORTH AMERICA, INC., 6.69%, 09/11/00 ...........     149,726
    195,000   GOLDMAN SACHS GROUP LP, 6.74%, 02/15/01 ...............     189,102
    194,000   HOMESIDE LENDING, INC., 6.55%, 10/11/00 ...............     192,599
    200,000   KFW INTERNATIONAL FINANCE, INC., 6.65%, 09/27/00.......     199,053
    150,000   MERRILL LYNCH & CO., INC., 6.58%, 09/15/00 ............     149,619
    140,000   SOCIETE GENERAL NORTH AMERICA, INC., 6.55%,
              09/21/00 ..............................................     139,494
    115,000   UBS FINANCE INC., (SWITZERLAND), 6.71%, 09/05/00 ......     114,916
                                                                       ----------
                                                                        1,134,509
                                                                       ----------
              FOOD/BEVERAGE PRODUCTS--5.0%
    195,000   HEINZ (H J) CO., 6.55%, 09/13/00 ......................     194,578
                                                                       ----------
              MANUFACTURING--5.1%
    200,000   FORMOSA PLASTICS CORP. USA, 1998 USCP
              PROGRAM, SER. II, 6.96%, 11/09/00 .....................     197,420
                                                                       ----------
              RETAILING--5.0%
    197,000   ST. MICHAEL FINANCE LTD, (UNITED KINGDOM),
              6.63%, 11/13/00 .......................................     194,395
                                                                       ----------
              TELECOMMUNICATIONS--9.7%
    178,000   AT&T CORP., 6.63%, 11/15/00 ...........................     175,582
    200,000   BELL ATLANTIC FINANCIAL SERVICES, INC., 6.56%,
              09/12/00 ..............................................     199,604
                                                                       ----------
                                                                          375,186
                                                                       ----------

                                See notes to financial statements.

page 22    Money Market Portfolio (continued)
           Portfolio of Investments August 31, 2000


  Principal
    Amount
    (USD)                           Issuer                          Value
    -----                           ------                          -----
              TELECOMMUNICATIONS EQUIPMENT--4.2%
 $  165,000   MOTOROLA CREDIT CORP., 6.58%, 09/15/00 ..........  $  164,582
                                                                 ----------
              UTILITIES--4.9%
    189,000   NATIONAL RURAL UTILITIES COOPERATIVE FINANCE
              CORP., 6.30%, 09/12/00 ..........................     188,648
                                                                 ----------
              TOTAL COMMERCIAL PAPER
              (COST $3,538,927) ...............................   3,538,927
                                                                 ----------
              TOTAL INVESTMENTS--100.1%
              (COST $3,887,615)+ ..............................  $3,887,615
                                                                 ==========

INDEX:
   *    = Non-income producing security.
   #    = Security may only be sold to qualified institutional buyers.
   +    = The cost of securities is substantially the same for federal income tax purposes.
  ADR   = American Depositary Receipt.
  FHLMC = Federal Home Loan Mortgage Corporation.
  FNMA  = Federal National Mortgage Association.
  MTN   = Medium Term Note.
  SER.  = Series.

                       See notes to financial statements.

                                  Statement of Assets and Liabilities    page 23
                                                      August 31, 2000


                                                                    Growth and      Capital     International
                                                                      Income         Growth         Equity
                                                                     Portfolio      Portfolio      Portfolio
                                                                     ---------      ---------      ---------
ASSETS:
 Investment securities, at value (Note 1)                          $16,262,592    $13,171,113     $7,845,519
 Cash                                                                       90            568         41,751
 Foreign Currency (Cost $65,180)(a)                                         --             --         60,175
 Other assets                                                              104             79             54
 Receivables:
  Investment securities sold                                            18,653        104,448             --
  Portfolio shares sold                                                     --             87         10,627
  Dividends and interest                                                26,233          5,095         12,114
  Variation margin                                                          --             --          2,337
  Expense reimbursement from VFD                                            --             --             --
                                                                   -----------    -----------     ----------
   TOTAL ASSETS                                                     16,307,672     13,281,390      7,972,577
                                                                   -----------    -----------     ----------
LIABILITIES:
 Payables:
  Investment securities purchased                                       31,039         59,224             --
  Portfolio shares redeemed                                                593            244             90
 Accrued liabilities: (Note 2)
  Investment advisory fees                                               1,362             --             --
  Administration fees                                                    2,724             --             --
  Custodian fees                                                         6,563          7,731            340
  Other                                                                 42,786         37,211         11,847
                                                                   -----------    -----------     ----------
   TOTAL LIABILITIES                                                    85,067        104,410         12,277
                                                                   -----------    -----------     ----------
NET ASSETS:
 Paid in capital                                                    14,214,689      9,313,051      5,775,788
 Accumulated undistributed (distributions in excess of) net
  investment income                                                    121,288         (1,127)       (43,497)
 Accumulated net realized gain (loss) on investments and futures
  transactions                                                        (726,947)       866,720      1,398,559
 Net unrealized appreciation (depreciation) of investments,
  futures and assets and liabilities denominated in foreign
  currencies                                                         2,613,575      2,998,336        829,450
                                                                   -----------    -----------     ----------
   NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL
   INTERESTS                                                       $16,222,605    $13,176,980     $7,960,300
                                                                   ===========    ===========     ==========
   Shares of beneficial interest outstanding ($.001 par value;
   unlimited number of shares authorized)                            1,166,573        807,954        598,333
   Net asset value, maximum offering price per share and
   redemption price per share                                      $     13.91    $     16.31     $    13.30
                                                                   ===========    ===========     ==========
   Cost of investments                                             $13,649,017    $10,172,777     $7,012,970
                                                                   ===========    ===========     ==========


                                                                       Asset      U.S. Government      Money
                                                                    Allocation         Income          Market
                                                                     Portfolio       Portfolio       Portfolio
                                                                     ---------       ---------       ---------
ASSETS:
 Investment securities, at value (Note 1)                           $9,073,020      $5,828,470      $3,887,615
 Cash                                                                      644              80           3,529
 Foreign Currency (Cost $65,180)(a)                                         --              --              --
 Other assets                                                               59              39              26
 Receivables:
  Investment securities sold                                                --              --              --
  Portfolio shares sold                                                     --              --              --
  Dividends and interest                                                46,559          56,400              --
  Variation margin                                                          --              --              --
  Expense reimbursement from VFD                                        15,959          19,457          19,817
                                                                    ----------      ----------      ----------
   TOTAL ASSETS                                                      9,136,241       5,904,446       3,910,987
                                                                    ----------      ----------      ----------
LIABILITIES:
 Payables:
  Investment securities purchased                                           --              --              --
  Portfolio shares redeemed                                                181             458          10,537
 Accrued liabilities: (Note 2)
  Investment advisory fees                                                  --              --              --
  Administration fees                                                       --              --              --
  Custodian fees                                                         6,800           5,167           8,000
  Other                                                                 17,151          14,293           9,014
                                                                    ----------      ----------      ----------
   TOTAL LIABILITIES                                                    24,132          19,918          27,551
                                                                    ----------      ----------      ----------
NET ASSETS:
 Paid in capital                                                     8,324,903       5,751,298       3,883,957
 Accumulated undistributed (distributions in excess of) net
  investment income                                                    200,264         274,342             (58)
 Accumulated net realized gain (loss) on investments and futures
  transactions                                                        (288,146)       (108,945)           (463)
 Net unrealized appreciation (depreciation) of investments,
  futures and assets and liabilities denominated in foreign
  currencies                                                           875,088         (32,167)             --
                                                                    ----------      ----------      ----------
   NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL
   INTERESTS                                                        $9,112,109      $5,884,528      $3,883,436
                                                                    ==========      ==========      ==========
   Shares of beneficial interest outstanding ($.001 par value;
   unlimited number of shares authorized)                              805,617         623,328       3,883,926
   Net asset value, maximum offering price per share and
   redemption price per share                                       $    11.31      $     9.44      $     1.00
                                                                    ==========      ==========      ==========
   Cost of investments                                              $8,197,932      $5,860,637      $3,887,615
                                                                    ==========      ==========      ==========

(a) Including foreign cash of $31,288 segregated for margin on futures contracts.

                       See notes to financial statements.

page 24    Statement of Operations
           For the year ended August 31, 2000


                                                                  Growth and     Capital
                                                                    Income        Growth
                                                                  Portfolio     Portfolio
                                                                  ---------     ---------
INVESTMENT INCOME: (Note 1B)
 Interest                                                        $   45,451    $   50,963
 Dividends                                                          230,384        85,641
 Foreign taxes withheld                                                  --           (75)
                                                                 ----------    ----------
  TOTAL INVESTMENT INCOME                                           275,835       136,529
                                                                 ----------    ----------
EXPENSES: (Note 2)
 Investment advisory fees                                           101,837        74,061
 Administration fees                                                 33,946        24,687
 Accounting fees                                                         --            --
 Custodian fees                                                      51,848        53,029
 Printing and postage                                                 4,583         9,355
 Professional fees                                                   20,542        24,414
 Transfer agent fees                                                 16,856        18,065
 Trustees' fees                                                         843         1,134
 Other                                                                1,952         3,644
                                                                 ----------    ----------
  TOTAL EXPENSES                                                    232,407       208,389
                                                                 ----------    ----------
 Less amounts waived (Note 2D)                                       79,079        96,183
 Less expenses assumed by VFD (Note 2D)                                  --            --
 Less earnings credits (Note 2E)                                        478         1,114
                                                                 ----------    ----------
  NET EXPENSES                                                      152,850       111,092
                                                                 ----------    ----------
  NET INVESTMENT INCOME (LOSS)                                      122,985        25,437
                                                                 ----------    ----------
NET REALIZED GAIN (LOSS) ON:
 Investment transactions                                           (412,544)    2,259,981
 Futures transactions                                                    --            --
 Foreign currency transactions                                           --            --
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments                                                      1,901,066       766,596
 Futures                                                                 --            --
 Foreign currency contracts and foreign currency translations            --            --
                                                                 ----------    ----------
Net realized and unrealized gain                                  1,488,522     3,026,577
                                                                 ----------    ----------
Net increase in net assets from operations                       $1,611,507    $3,052,014
                                                                 ==========    ==========



                                                                 International       Asset      U.S. Government     Money
                                                                     Equity       Allocation         Income        Market
                                                                   Portfolio       Portfolio       Portfolio      Portfolio
                                                                   ---------       ---------       ---------      ---------
INVESTMENT INCOME: (Note 1B)
 Interest                                                         $    5,592     $  261,717       $   379,683     $239,917
 Dividends                                                            86,544         45,710                --           --
 Foreign taxes withheld                                              (12,948)              (6)             --           --
                                                                  ----------     -------------    -----------     --------
  TOTAL INVESTMENT INCOME                                             79,188        307,421           379,683      239,917
                                                                  ----------     ------------     -----------     --------
EXPENSES: (Note 2)
 Investment advisory fees                                             66,950         50,176            29,248       10,038
 Administration fees                                                  16,737         18,246            11,699        8,031
 Accounting fees                                                      64,585             --                --           --
 Custodian fees                                                       22,625         79,740            59,898       42,805
 Printing and postage                                                  6,631          3,597             2,932        2,119
 Professional fees                                                    23,004         22,410            21,371       20,161
 Transfer agent fees                                                  16,737         20,626            17,058       16,914
 Trustees' fees                                                          419            456               292          201
 Other                                                                 1,043          2,319             2,829          432
                                                                  ----------     ------------     -----------     --------
  TOTAL EXPENSES                                                     218,731        197,570           145,327      100,701
                                                                  ----------     ------------     -----------     --------
 Less amounts waived (Note 2D)                                        83,687         68,422            40,947       18,069
 Less expenses assumed by VFD (Note 2D)                               42,984         50,428            56,641       60,181
 Less earnings credits (Note 2E)                                           3          1,163               926          365
                                                                  ----------     ------------     -----------     --------
  NET EXPENSES                                                        92,057         77,557            46,813       22,086
                                                                  ----------     ------------     -----------     --------
  NET INVESTMENT INCOME (LOSS)                                       (12,869)       229,864           332,870      217,831
                                                                  ----------     ------------     -----------     --------
NET REALIZED GAIN (LOSS) ON:
 Investment transactions                                           1,446,805       (274,916)         (108,945)           8
 Futures transactions                                                  5,626          8,942                --           --
 Foreign currency transactions                                       (21,663)            --                --           --
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments                                                           1,281        847,815           211,485           --
 Futures                                                               9,977        (10,624)               --           --
 Foreign currency contracts and foreign currency translations        (36,415)            --                --           --
                                                                  ----------     ------------     -----------     --------
Net realized and unrealized gain                                   1,405,611        571,217           102,540            8
                                                                  ----------     ------------     -----------     --------
Net increase in net assets from operations                        $1,392,742     $  801,081       $   435,410     $217,839
                                                                  ==========     ============     ===========     ========

                                See notes to financial statements.

                                   Statement of Changes in Net Assets    page 25
                                        For the year ended August 31,


                                                Growth and Income                Capital Growth
                                                    Portfolio                       Portfolio
                                         ------------------------------- -------------------------------
                                               2000            1999            2000            1999
                                         --------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income                    $    122,985    $    106,946    $     25,437    $     74,035
 Net realized gain (loss) on
 investments, futures and foreign
 currency transactions                        (412,544)       (273,794)      2,259,981        (326,396)
 Change in net unrealized appreciation/
 depreciation on investments, futures
 and foreign currency translations           1,901,066       3,731,059         766,596       3,485,901
                                          ------------    ------------    ------------    ------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                     1,611,507       3,564,211       3,052,014       3,233,540
                                          ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
 Net investment income                         (47,277)       (141,313)        (77,220)        (91,620)
 Net realized gain on investment
 transactions                                       --      (3,026,944)       (779,834)     (1,211,368)
                                          ------------    ------------    ------------    ------------
  TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS                                 (47,277)     (3,168,257)       (857,054)     (1,302,988)
                                          ------------    ------------    ------------    ------------
INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS:
 Proceeds from shares issued                   903,541       2,745,113       1,036,385       1,764,277
 Dividends reinvested                           47,277       3,168,265         857,054       1,302,988
 Cost of shares redeemed                    (5,445,780)     (4,525,706)     (3,560,063)     (3,444,937)
                                          ------------    ------------    ------------    ------------
  INCREASE (DECREASE) FROM
  CAPITAL SHARE TRANSACTIONS                (4,494,962)      1,387,672      (1,666,624)       (377,672)
                                          ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS                                      (2,930,732)      1,783,626         528,336       1,552,880
NET ASSETS:
 Beginning of period                        19,153,337      17,369,711      12,648,644      11,095,764
                                          ------------    ------------    ------------    ------------
 End of period                            $ 16,222,605    $ 19,153,337    $ 13,176,980    $ 12,648,644
                                          ============    ============    ============    ============
Share Transactions:
 Issued                                         69,980         206,744          73,130         138,153
 Reinvested                                      3,746          10,795          66,541         103,819
 Redeemed                                     (423,222)       (106,283)       (251,852)       (268,589)
                                          ------------    ------------    ------------    ------------
Change in shares                              (349,496)        111,256        (112,181)        (26,617)
                                          ============    ============    ============    ============




                                              International Equity              Asset Allocation
                                                    Portfolio                       Portfolio
                                         ------------------------------- -------------------------------
                                               2000            1999            2000            1999
                                         --------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income                    $     (12,869)  $       2,343   $     229,864   $     227,541
 Net realized gain (loss) on
 investments, futures and foreign
 currency transactions                        1,430,768          35,296        (265,974)         57,995
 Change in net unrealized appreciation/
 depreciation on investments, futures
 and foreign currency translations              (25,157)      1,446,775         837,191         648,382
                                          -------------   -------------   -------------   -------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                      1,392,742       1,484,414         801,081         933,918
                                          -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
 Net investment income                               --         (65,684)       (250,511)       (150,706)
 Net realized gain on investment
 transactions                                  (242,807)       (309,348)        (67,251)       (783,916)
                                          -------------   -------------   -------------   -------------
  TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS                                 (242,807)       (375,032)       (317,762)       (934,622)
                                          -------------   -------------   -------------   -------------
INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS:
 Proceeds from shares issued                    837,144         540,673         315,535       1,873,665
 Dividends reinvested                           242,807         375,032         317,762         934,622
 Cost of shares redeemed                     (1,606,148)     (1,006,352)     (1,328,360)     (1,296,518)
                                          -------------   -------------   -------------   -------------
  INCREASE (DECREASE) FROM
  CAPITAL SHARE TRANSACTIONS                   (526,197)        (90,647)       (695,063)      1,511,769
                                          -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS                                          623,738       1,018,735        (211,744)      1,511,065
NET ASSETS:
 Beginning of period                          7,336,562       6,317,827       9,323,853       7,812,788
                                          -------------   -------------   -------------   -------------
 End of period                            $   7,960,300   $   7,336,562   $   9,112,109   $   9,323,853
                                          =============   =============   =============   =============
Share Transactions:
 Issued                                          59,891          52,457          29,366         168,082
 Reinvested                                      17,788          37,761          30,292          84,851
 Redeemed                                      (125,252)       (100,131)       (123,821)       (117,135)
                                          -------------   -------------   -------------   -------------
Change in shares                                (47,573)         (9,913)        (64,163)        135,798
                                          =============   =============   =============   =============


                                                U.S. Government
                                                    Income                           Money Market
                                                  Portfolio                           Portfolio
                                         ------------------------------- -------------------------------
                                               2000            1999            2000            1999
                                         --------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income                    $     332,870   $     357,431   $     217,831   $     176,767
 Net realized gain (loss) on
 investments, futures and foreign
 currency transactions                         (108,945)        111,284               8             216
 Change in net unrealized appreciation/
 depreciation on investments, futures
 and foreign currency translations              211,485        (547,700)             --              --
                                          -------------   -------------   -------------   -------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                        435,410         (78,985)        217,839         176,983
                                          -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
 Net investment income                         (352,501)       (341,109)       (217,633)       (177,389)
 Net realized gain on investment
 transactions                                  (106,053)             --              --            (316)
                                          -------------   -------------   -------------   -------------
  TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS                                 (458,554)       (341,109)       (217,633)       (177,705)
                                          -------------   -------------   -------------   -------------
INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS:
 Proceeds from shares issued                    382,727       1,813,167       1,206,210       3,209,679
 Dividends reinvested                           458,554         341,107         217,633         178,002
 Cost of shares redeemed                     (1,366,829)     (1,882,389)     (1,531,722)     (2,674,958)
                                          -------------   -------------   -------------   -------------
  INCREASE (DECREASE) FROM
  CAPITAL SHARE TRANSACTIONS                   (525,548)        271,885        (107,879)        712,723
                                          -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS                                         (548,692)       (148,209)       (107,673)        712,001
NET ASSETS:
 Beginning of period                          6,433,220       6,581,429       3,991,109       3,279,108
                                          -------------   -------------   -------------   -------------
 End of period                            $   5,884,528   $   6,433,220   $   3,883,436   $   3,991,109
                                          =============   =============   =============   =============
Share Transactions:
 Issued                                          41,193         181,506       1,206,210       3,209,679
 Reinvested                                      51,363          34,700         217,633         178,002
 Redeemed                                      (145,749)       (189,910)     (1,531,722)     (2,674,958)
                                          -------------   -------------   -------------   -------------
Change in shares                                (53,193)         26,296        (107,879)        712,723
                                          =============   =============   =============   =============


                       See notes to financial statements.

page 26    Financial Highlights


                                                                 Growth and Income Portfolio
                                                 ------------------------------------------------------------
                                                                    Year Ended August 31,
                                                     2000        1999        1998         1997        1996
                                                 ----------- ----------- ------------ ----------- -----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period              $ 12.63     $ 12.36     $ 15.16      $ 12.74    $ 11.48
                                                   -------     -------     -------      -------    -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                               0.11        0.06         0.09        0.15        0.29
 Net gains or losses on investments
 (both realized and unrealized)                      1.21        2.58        (0.71)       3.99        1.52
                                                   -------     -------     -------      -------    -------
  TOTAL FROM INVESTMENT OPERATIONS                   1.32        2.64        (0.62)       4.14        1.81
                                                   -------     -------     -------      -------    -------
LESS DISTRIBUTIONS:
 Dividends from net investment income                0.04        0.09         0.13        0.15        0.30
 Distributions from capital gains                       --       2.28         2.05        1.57        0.25
                                                   -------     -------     -------      -------    -------
  TOTAL DISTRIBUTIONS                                0.04        2.37         2.18        1.72        0.55
                                                   -------     -------     -------      -------    -------
NET ASSET VALUE, END OF PERIOD                     $ 13.91     $ 12.63     $ 12.36      $ 15.16    $ 12.74
                                                   =======     =======     =======      =======    =======
TOTAL RETURN                                         10.44%      21.23%      (5.45%)      35.53%     16.24%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)           $16,223     $19,153     $17,370      $15,002    $ 8,081
 Ratios to Average Net Assets:
  Expenses                                            0.90%       0.90%       0.90%        0.90%      0.90%
  Net investment income                               0.73%       0.54%       0.78%        1.18%      1.71%
  Expenses without waivers,
  reimbursements and earnings credits                 1.37%       1.33%       1.70%        1.70%      1.98%
  Net investment income without
  waivers, reimbursements and earnings credits        0.26%       0.11%      (0.02%)       0.38%      0.63%
Portfolio Turnover Rate                                 65%        114%        170%          89%       129%



                                                                   Capital Growth Portfolio
                                                 -------------------------------------------------------------
                                                                     Year Ended August 31,
                                                     2000        1999         1998         1997        1996
                                                 ----------- ----------- ------------- ----------- -----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period              $ 13.75     $ 11.72     $   15.52     $ 13.84    $  11.90
                                                   -------     -------     ---------     -------    --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                0.03        0.07          0.10        0.09        0.16
 Net gains or losses on investments
 (both realized and unrealized)                       3.54        3.37         (2.37)       3.42        2.14
                                                   -------     -------     ---------     -------    --------
  TOTAL FROM INVESTMENT OPERATIONS                    3.57        3.44         (2.27)       3.51        2.30
                                                   -------     -------     ---------     -------    --------
LESS DISTRIBUTIONS:
 Dividends from net investment income                 0.09        0.09          0.09        0.10        0.14
 Distributions from capital gains                     0.92        1.32          1.44        1.73        0.22
                                                   -------     -------     ---------     -------    --------
  TOTAL DISTRIBUTIONS                                 1.01        1.41          1.53        1.83        0.36
                                                   -------     -------     ---------     -------    --------
NET ASSET VALUE, END OF PERIOD                     $ 16.31     $ 13.75     $   11.72     $ 15.52    $  13.84
                                                   =======     =======     =========     =======    ========
TOTAL RETURN                                         27.92%      30.59%       (16.38%)     27.27%      19.66%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)           $13,177     $12,649     $  11,096     $12,373    $  7,910
 Ratios to Average Net Assets:
  Expenses                                            0.90%       0.90%         0.90%       0.90%       0.90%
  Net investment income                               0.21%       0.59%         0.72%       0.64%       0.97%
  Expenses without waivers,
  reimbursements and earnings credits                 1.69%       1.70%         1.70%       1.70%       1.97%
  Net investment income without
  waivers, reimbursements and earnings credits       (0.58%)     (0.21%)       (0.08%)     (0.16%)     (0.10%)
Portfolio Turnover Rate                                128%         27%           71%         54%        107%


                                                                  International Equity Portfolio
                                                 -----------------------------------------------------------------
                                                                       Year Ended August 31,
                                                     2000        1999           1998           1997        1996
                                                 ----------- ------------ ---------------- ----------- -----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period             $  11.36     $   9.63      $   10.45      $ 10.59     $  10.89
                                                  --------     --------      ---------      -------     --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                               (0.03)          --           0.02 (b)     0.19         0.22
 Net gains or losses on investments
 (both realized and unrealized)                       2.38         2.32          (0.28)        0.65         0.03
                                                  --------     --------      ---------      -------     --------
  TOTAL FROM INVESTMENT OPERATIONS                    2.35         2.32          (0.26)        0.84         0.25
                                                  --------     --------      ---------      -------     --------
LESS DISTRIBUTIONS:
 Dividends from net investment income                   --         0.10           0.18         0.13         0.25
 Distributions from capital gains                     0.41         0.49           0.38         0.85         0.30
                                                  --------     --------      ---------      -------     --------
  TOTAL DISTRIBUTIONS                                 0.41         0.59           0.56         0.98         0.55
                                                  --------     --------      ---------      -------     --------
NET ASSET VALUE, END OF PERIOD                    $  13.30     $  11.36      $    9.63      $ 10.45     $  10.59
                                                  ========     ========      =========      =======     ========
TOTAL RETURN                                         20.58%       25.03%         (2.46%)        8.27%       2.42%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)          $  7,960     $  7,337      $   6,318      $  5,421    $  3,901
 Ratios to Average Net Assets:
  Expenses                                            1.10%        1.10%          1.10%         1.11%       1.10%
  Net investment income                              (0.15%)       0.04%          0.19%         1.96%       0.82%
  Expenses without waivers,
  reimbursements and earnings credits                 2.62%        3.24%          3.05%         2.99%       4.22%
  Net investment income without
  waivers, reimbursements and earnings credits       (1.67%)      (2.10%)        (1.76%)        0.08%      (2.30%)
Portfolio Turnover Rate                                102%         170%           157%          158%        200%



                                                                 Asset Allocation Portfolio
                                                 -----------------------------------------------------------
                                                                    Year Ended August 31,
                                                     2000        1999        1998        1997        1996
                                                 ----------- ----------- ----------- ----------- -----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period             $ 10.72     $ 10.64     $  11.57    $ 11.15     $ 11.04
                                                  -------     -------     --------    -------     -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                               0.29        0.24         0.28       0.33        0.66
 Net gains or losses on investments
 (both realized and unrealized)                      0.68        1.04        (0.25)      1.94        0.49
                                                  -------     -------     --------    -------     -------
  TOTAL FROM INVESTMENT OPERATIONS                   0.97        1.28         0.03       2.27        1.15
                                                  -------     -------     --------    -------     -------
LESS DISTRIBUTIONS:
 Dividends from net investment income                0.30        0.18         0.30       0.30        0.67
 Distributions from capital gains                    0.08        1.02         0.66       1.55        0.37
                                                  -------     -------     --------    -------     -------
  TOTAL DISTRIBUTIONS                                0.38        1.20         0.96       1.85        1.04
                                                  -------     -------     --------    -------     -------
NET ASSET VALUE, END OF PERIOD                    $ 11.31     $ 10.72     $  10.64    $ 11.57     $ 11.15
                                                  =======     =======     ========    =======     =======
TOTAL RETURN                                          9.31%      11.88%      (0.04%)     22.61%     10.90%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)          $  9,112    $  9,324    $  7,813    $  6,282    $ 4,033
 Ratios to Average Net Assets:
  Expenses                                            0.85%       0.85%       0.85%       0.85%      0.85%
  Net investment income                               2.52%       2.48%       2.81%       3.28%      3.18%
  Expenses without waivers,
  reimbursements and earnings credits                 2.16%       1.90%       1.91%       2.03%      2.33%
  Net investment income without
  waivers, reimbursements and earnings credits        1.21%       1.43%       1.75%       2.10%      1.71%
Portfolio Turnover Rate                                145%        112%        162%        122%       155%

(b) Net investment income per share has been calculated based on average shares outstanding during the period.

                       See notes to financial statements.

                                     Financial Highlights (continued)    page 27

                                                            U.S. Government Income Portfolio++
                                                 --------------------------------------------------------
                                                                  Year Ended August 31,
                                                    2000        1999       1998       1997        1996
                                                 ---------- ----------- ---------- ---------- -----------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period             $ 9.51    $  10.12    $  9.40     $ 9.53    $ 10.69
                                                   ------    --------    -------     ------    -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                              0.59         0.52      0.39       0.52        1.17
 Net gains or losses on investments
 (both realized and unrealized)                     0.10        (0.62)     0.64       0.22       (0.86)
                                                   ------    --------    -------     ------    --------
  TOTAL FROM INVESTMENT OPERATIONS                  0.69        (0.10)     1.03       0.74        0.31
                                                   ------    --------    -------     ------    --------
LESS DISTRIBUTIONS:
 Dividends from net investment income               0.58         0.51      0.31       0.54        1.13
 Distributions from capital gains                   0.18           --         --      0.33        0.34
                                                   ------    --------    -------     ------    --------
  TOTAL DISTRIBUTIONS                               0.76         0.51      0.31       0.87        1.47
                                                   ------    --------    -------     ------    --------
NET ASSET VALUE, END OF PERIOD                     $ 9.44    $   9.51    $ 10.12     $ 9.40    $  9.53
                                                   ======    ========    =======     ======    ========
TOTAL RETURN                                         7.80%      (1.15%)    11.12%      8.11%      2.62%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)           $5,885    $  6,433    $ 6,581     $3,801    $ 2,994
 Ratios to Average Net Assets:
  Expenses                                           0.80%       0.80%      0.80%      0.80%      0.80%
  Net investment income                              5.70%       5.35%      5.40%      5.91%      6.06%
  Expenses without waivers,
  reimbursements and earnings credits                2.49%       1.97%      1.99%      1.50%      1.79%
  Net investment income without
  waivers, reimbursements and earnings credits       4.01%       4.18%      4.21%      5.21%      5.07%
Portfolio Turnover Rate                                37%         31%        14%        40%        83%



                                                                 Money Market Portfolio
                                                 ------------------------------------------------------
                                                                 Year Ended August 31,
                                                    2000       1999       1998       1997       1996
                                                 ---------- ---------- ---------- ---------- ----------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period             $1.00      $1.00      $1.00      $1.00      $1.00
                                                   ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                              0.05       0.05       0.05       0.05       0.05
 Net gains or losses on investments
 (both realized and unrealized)                        --         --         --         --         --
                                                   ------     ------     ------     ------     ------
  TOTAL FROM INVESTMENT OPERATIONS                  0.05       0.05       0.05       0.05       0.05
                                                   ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
 Dividends from net investment income               0.05       0.05        .05       0.05       0.05
 Distributions from capital gains                      --         --         --         --         --
                                                   ------     ------     ------     ------     ------
  TOTAL DISTRIBUTIONS                               0.05       0.05       0.05       0.05       0.05
                                                   ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD                     $1.00      $1.00      $1.00      $1.00      $1.00
                                                   ======     ======     ======     ======     ======
TOTAL RETURN                                        5.57%      4.66%      5.04%      4.93%      5.15%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)          $3,883     $3,991     $3,279     $4,854     $2,950
 Ratios to Average Net Assets:
  Expenses                                          0.55%      0.55%      0.55%      0.55%      0.55%
  Net investment income                             5.43%      4.54%      4.94%      4.84%      5.10%
  Expenses without waivers,
  reimbursements and earnings credits               2.51%      2.28%      2.24%      1.46%      1.74%
  Net investment income without
  waivers, reimbursements and earnings credits      3.47%      2.81%      3.25%      3.93%      3.91%
Portfolio Turnover Rate                               --         --         --         --         --

++ On 12/27/96, the Portfolio changed its name from U.S. Treasury Income
   Portfolio to U.S. Government Income Portfolio.

                       See notes to financial statements.

page 28
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--Mutual Fund Variable Annuity Trust (the "Trust") was organized on April 14, 1994 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust was established to provide a funding medium for variable annuity contracts issued by life insurance companies. Shares of the Trust are issued only to insurance company separate accounts in connection with variable annuity contracts. The Trust issues six separate series of shares (the "Portfolio(s)"), each of which represents a separately managed portfolio of securities with its own investment objectives. The Portfolios are the Growth and Income Portfolio ("GIP"), Capital Growth Portfolio ("CGP"), International Equity Portfolio ("IEP"), Asset Allocation Portfolio ("AAP"), U.S. Government Income Portfolio ("USGIP") and Money Market Portfolio ("MMP").

      THE FOLLOWING IS A SUMMARY
      OF SIGNIFICANT ACCOUNTING POLICIES
      FOLLOWED BY THE PORTFOLIOS:

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Valuation of Investments--Equity securities and options are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price.

         Except for MMP, bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices. Short-term obligations are valued at amortized cost if acquired with fewer than 61 days to maturity, or at value, based on quoted exchange or over-the-counter prices, until the 61st day prior to maturity and thereafter by amortizing the value on the 61st day to par at maturity.

         Money market instruments held by MMP are valued at amortized cost, which approximates market value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

         Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

      B. Security Transactions and Investment Income-- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

         Purchases of to be announced (TBA), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund segregates assets with a current value at least equal to the amount of its TBA, when-issued and delayed delivery purchase commitments.

      C. Repurchase agreements--It is the Portfolios' policy that all repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Portfolio's custodian bank, sub-custodian or a bank with which the custodian bank has entered into a sub-custodian agreement or is segregated in the Federal Reserve Book Entry System. If the seller of a repurchase agreement defaults and the value of the collateral declines, or if the seller enters into an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

      D. Futures Contracts--When a Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

         The Portfolios may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

                            Notes to Financial Statements (continued)    page 29

         IEP may invest a portion of its liquid assets in index futures contracts to control the asset mix of the Portfolio in the most efficient manner. This allows the fund manager to more fully participate in the market, adjusting country exposures while incurring minimal transaction costs. Long index futures contracts are used to gain exposure to equities when the fund manager anticipates that this will be more efficient than buying stocks directly. The use of long futures contracts subjects the Portfolio to risk of loss up to the amount of the value of the contract. Short index futures contracts are used for hedging purposes (to reduce the exposure to equities). The use of short futures contracts subjects the Portfolio to unlimited risk of loss.

         AAP may invest in interest rate futures contracts as a hedge against rate risk or to change the duration of the fixed income components of the Portfolio.

         As of August 31, 2000, the Portfolios had outstanding futures contracts as described on their respective Portfolio of Investments.

      E. Foreign Currency Translations--The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the official exchange rates, or at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank on the following basis:

         (1) Market value of investment securities, other assets and liabilities: at the closing rate of exchange at the balance sheet date.

         (2) Purchases and sales of investment securities and income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

         Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

      F. Forward Foreign Currency Exchange Contracts-- A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market." When the forward contract is closed, or the delivery of the currency is made or taken, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolios are subject to off balance sheet risk to the extent of the value of the contract for purchases of currency and in an unlimited amount for sales of currency.

      G. Federal Income Tax Status--It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

      H. Dividends and Distributions to Shareholders--The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

         The reclassifications for CGP relate primarily to the character for tax purposes of current year distributions. The reclassifications for IEP relate primarily to the character for tax purposes of net operating losses and current year distributions. The following accounts were increased or decreased as shown below:


                                       CGP             IEP
                                       ---             ---
  Paid in capital                  $     (33)      $ (173,482)
  Accumulated undistributed
  (distributions in excess of)
  net investment income               50,098           79,019
  Accumulated net realized
  gain (loss) on investments
  and futures transactions           (50,065)          94,463

         Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net
page 30    Notes to Financial Statements (continued)

         investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

      I. Expenses--Direct expenses of a Portfolio are charged to the respective Portfolio. General Trust expenses are allocated on the basis of relative net assets or on another reasonable basis.

2.    FEES AND OTHER TRANSACTIONS
      WITH AFFILIATES

      A. Investment Advisory Fees--The Chase Manhattan Bank ("Chase"), a direct wholly-owned subsidiary of the Chase Manhattan Corporation, is the Portfolios' investment advisor (the "Advisor") and custodian (the "Custodian"). The Advisor manages the assets of the Portfolios pursuant to an Advisory Agreement and, for such services, is paid an annual fee computed daily and paid monthly based on an annual rate equal to 0.80% of the International Equity Portfolio's, 0.60% of the Capital Growth and Growth and Income Portfolios', 0.55% of the Asset Allocation Portfolio's, 0.50% of the U.S. Government Income Portfolio's and 0.25% of the Money Market Portfolio's average daily net assets. The Advisor voluntarily waived fees as shown in 2.D.

         Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.30% of the Growth and Income and Capital Growth Portfolios', 0.25% of the Asset Allocation and U.S. Government Income Portfolios' and 0.10% of the Money Market Portfolio's average daily net assets.

         Chase Asset Management (London) Limited (CAM London), a registered investment advisor, is the sub-investment advisor to the International Equity Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM London and Chase. CAM London is a wholly-owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.40% of the average daily net assets of the International Equity Portfolio.

      B. Administration Fee--Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Portfolios. For these services, the Administrator receives from each Portfolio a fee computed at an annual rate equal to 0.05% of the respective Portfolio's average daily net assets. The Administrator voluntarily waived fees as shown in 2.D.

      C. Sub-Administration Fees--Pursuant to a Sub-Administration Agreement, Vista Fund Distributors, Inc. ("VFD" or the "Sub-Administrator"), an indirect wholly-owned subsidiary of The BISYS Group Inc., provides certain sub-administration services to the Portfolios, including providing officers, clerical staff and office space for an annual fee of 0.15% of the average daily net assets of each Portfolio. The Sub-Administrator voluntarily waived fees as shown in 2.D.

      D. Assumption of Expenses--For the year ended August 31, 2000, the Portfolios' vendors voluntarily waived expenses as follows:

                       GIP        CGP        IEP        AAP       USGIP       MMP
                       ---        ---        ---        ---       -----       ---
  Advisory          $79,079    $74,061    $66,950    $50,176    $29,248    $10,038
  Administration         --     22,122     16,737     18,246     11,699      8,031
  The Sub-Administrator voluntarily reimbursed certain expenses of the portfolios:
  Assumed
  Expenses               --         --    $42,984    $50,428    $56,641    $60,181

      E. Other--Chase provides portfolio custody and fund accounting services for all of the Portfolios, with the exception of the IEP for which it provides only custody services. Compensation for such services from Chase is presented in the Statement of Operations as Custodian fees.

         Custodian fees are subject to reduction by credits earned by each Fund, based on cash balances held by Chase as custodian. Such earnings credits are presented separately in the Statement of Operations. The Funds could have invested the cash balances utilized in connection with the earnings credit arrangements in income producing assets if they had not entered into such arrangements.

         The Trust has adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Trust who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended August 31, 2000, included in Trustees Fees in the Statement of Operations, and accrued pension liability included in other

                            Notes to Financial Statements (continued)    page 31

accrued liabilities in the Statement of Assets and Liabilities were as follows:

                                                                       Accrued
                                                           Pension      Pension
                                                          Expenses     Liability
                           Portfolio:                    ----------   ----------
                      Growth and Income Portfolio           $322        $1,461
                      Capital Growth Portfolio               222         1,127
                      International Equity Portfolio         147           612
                      Asset Allocation Portfolio             165           706
                      U.S. Government Income
                      Portfolio                              100           481
                      Money Market Portfolio                  68           361

3. INVESTMENT TRANSACTIONS--For the year ended August 31, 2000, the cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:


                             GIP            CGP           IEP           AAP          USGIP
                             ---            ---           ---           ---          -----
    Purchases
    (excluding U.S.
    Government)         $10,551,330    $14,672,294    $8,278,404    $7,094,051    $       --
    Sales (excluding
    U.S. Government)     13,759,039     15,095,657     9,221,894     6,896,685            --
    Purchases of
    U.S. Government              --             --            --     5,608,791     2,057,773
    Sales of
    U.S. Government              --             --            --     6,214,485     2,959,031

4. FEDERAL INCOME TAX MATTERS--For Federal income tax purposes, the cost and unrealized appreciation/(depreciation) in value of the investment securities at August 31, 2000, are as follows:


                              GIP            CGP           IEP           AAP          USGIP
                              ---            ---           ---           ---          -----
    Aggregate cost       $ 13,649,194   $10,190,693    $7,029,771    $8,198,203    $5,870,032
                         ------------   -----------    ----------    ----------    ----------
    Gross unrealized
    appreciation         $  3,720,542   $ 3,338,287    $1,318,142    $1,294,158    $   43,059
    Gross unrealized
    depreciation           (1,107,144)     (357,867)     (502,394)     (419,341)      (84,621)
                         ------------   -----------    ----------    ----------    ----------
    Net unrealized
    appreciation/
    (depreciation)       $  2,613,398   $ 2,980,420    $  815,748    $  874,817    $  (41,562)
                         ============   ===========    ==========    ==========    ==========

     At August 31, 2000, the following Portfolios had capital loss carryovers which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.



                                                                     Expiration
                                        Portfolio       Amount          Date
                                        ---------       ------          ----
                                         GIP         $224,525      Aug. 31, 2007
                                                      502,245      Aug. 31, 2008
                                                     --------
                                                      726,770
                                         AAP           67,791      Aug. 31, 2008
                                         USGIP         49,658      Aug. 31, 2008
                                         MMP              405      Aug. 31, 2008

5. FOREIGN CASH POSITIONS--International Equity Portfolio


                                                                                  Net
                                  Delivery                       Market       Unrealized
                                Value (Local                      Value       Gain (Loss)
          Currency                Currency)      Cost (USD)       (USD)          (USD)
          --------                ---------      ----------       -----          -----
    Australian Dollar               58,955         $38,261     $33,997         $(4,264)
    British Pound Sterling             454             679         659             (20)
    EURO                            12,499          11,737      11,093            (644)
    Greek Drachma                   60,000             215         158             (57)
    Hong Kong Dollar                 1,284             165         165              --
    Indonesian Rupiah              894,077              58         107              49
    Japanese Yen                   389,310           3,569       3,648              79
    Malaysian Ringgit                1,835             432         483              51
    Mexican Nuevo Peso                  93              10          10              --
    Philippine Peso                 22,439             536         498             (38)
    Singapore Dollar                 6,183           3,593       3,592              (1)
    South African Rand                  87              14          13              (1)
    Swedish Krona                      387              44          41              (3)
    Swiss Franc                      2,671           1,604       1,532             (72)
    Thai Baht                      170,805           4,263       4,179             (84)
                                                   -------     -------         ---------
                                                   $65,180     $60,175         $(5,005)
                                                   =======     =======         =========

6.    CONCENTRATION OF SHAREHOLDERS
      At August 31, 2000, all shares outstanding for each Portfolio are owned either directly or indirectly by a single insurance company.


7.    CONCENTRATION OF CREDIT RISK
      As of August 31, 2000, MMP and GIP invested 36.8% and 33.1%, respectively, of their net assets in securities issued by institutions in the financial services industry including banks, broker dealers and insurance companies. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important role in the operation of the financial services industry.

      IEP invested 24.3% and 23.1% of its net assets in Japan and the United Kingdom, respectively. The issuers' abilities to meet their obligations may be affected by economic or political developments in a specific country or region.


8.    BANK BORROWINGS
      IEP may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of IEP's total assets must be repaid before IEP may make additional investments. IEP has entered into an agreement, enabling it to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to IEP based on its borrowings at an annual rate equal to the sum of the
page 32    Notes to Financial Statements (continued)

      Federal Funds Rate plus 0.50%. IEP also pays a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to IEP. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

      IEP had no borrowings outstanding at August 31, 2000, nor at any time during the year then ended.


9.    SUBSEQUENT EVENTS
      Effective September 5, 2000, CAM changed its name to Chase Fleming Asset Management (USA) Inc.

      Effective September 5, 2000, CAM London changed its name to Chase Fleming Asset Management (London) Limited.

                                    Report of Independent Accountants    page 33

To the Trustees and Shareholders of
Mutual Fund Variable Annuity Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth and Income Portfolio, Capital Growth Portfolio, International Equity Portfolio, Asset Allocation Portfolio, U.S. Government Income Portfolio and Money Market Portfolio (separate portfolios constituting Mutual Fund Variable Annuity Trust, hereafter referred to as the "Trust") at August 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
October 11, 2000

A-7036-CRT
(c)The Chase Manhattan Corporation, 2000. All Rights Reserved.     October, 2000
                                                                     F-7036(CMB)
                                                                      VCA-2-1000